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CONSECO FUND GROUP

---------------------------
MID-YEAR SHAREHOLDER REPORT
---------------------------

June 30, 1999
(unaudited)


Investing for Your Future

                                                              CONSECO FUND GROUP
                                                            1999 Mid-Year Report
--------------------------------------------------------------------------------
TABLE OF CONTENTS


Message from the President..................................................          1

About Conseco Fund Group....................................................          2

About Our Investment Adviser................................................          3

Statement of Assets and Liabilities as of June 30, 1999.....................          4

Statement of Operations for the six months ended June 30, 1999..............          5

Statement of Changes in Net Assets for the six months ended June 30, 1999 and for the year ended December 31, 1998 except for the Conseco Convertible
      Securities Fund, which is for the period from commencement of operation
      (September 28, 1998) through December 31, 1998........................          6

CONSECO FIXED INCOME FUND

      Portfolio Manager's Review............................................          8
      Statement of Investments in Securities as of June 30, 1999............          9

CONSECO HIGH YIELD FUND

      Portfolio Manager's Review............................................         15
      Statement of Investments in Securities as of June 30, 1999............         16

CONSECO CONVERTIBLE SECURITIES FUND

      Portfolio Manager's Review............................................         21
      Statement of Investments in Securities as of June 30, 1999............         22

CONSECO BALANCED FUND

      Portfolio Manager's Review............................................         25
      Statement of Investments in Securities as of June 30, 1999............         26

CONSECO EQUITY FUND

      Portfolio Manager's Review............................................         33
      Statement of Investments in Securities as of June 30, 1999............         34

CONSECO 20 FUND

      Portfolio Manager's Review............................................         38
      Statement of Investments in Securities as of June 30, 1999............         39

Notes to Financial Statements...............................................         41

Financial Highlights........................................................         46

Year 2000 Readiness.........................................................         55

Portfolio Managers..........................................................         56

Board of Trustees...........................................................         57

         This report is for the information of Conseco Fund Group shareholders.
 It is authorized for distribution to other persons only when preceded, or accompanied by, a current prospectus that contains more complete information, including charges and expenses.

                                                                               i

                                                              CONSECO FUND GROUP
                                                            1999 Mid-Year Report
--------------------------------------------------------------------------------
MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholder:

         Midway through the year, we are solidly positioned and poised for the new millennium. Frankly, I was so excited about sharing what we've accomplished thus far that the first draft of this message ballooned to almost six pages. So, I've tried to pare this down to a few key points about the company's advances, fund performance and the year 2000 (Y2K).

         After slightly more than two years in the mutual fund marketplace, the funds are making great strides. We're meeting or exceeding our goals and I'm pleased with the steady pace at which the fund family is developing and maturing. Highly competitive, each fund is meeting the challenges and rising rapidly to the top of its respective peer group.

         Your trust and faith in the fundamental value of our proprietary, disciplined and rigorous investment style is reflected in the growth of new assets. Our shareholders have invested an additional $141,379,048 thus far this year, raising total net assets to more than $427 million. That's a 49.35% increase year-to-date.

         On the equity side, our concentrated, all-cap growth offering -- the Conseco 20 Fund -- has garnered market attention with a superb return, outperforming the S&P 500 and the category's benchmark by a considerable margin. The Conseco Equity Fund, our diversified mid-cap growth offering, was well-positioned and caught the crest of the second quarter wave of investors that moved out of overvalued large-caps into more reasonably valued growth names with as strong or stronger earnings. To date, it has outperformed its index and beat the S&P 500 during May and June.

         As an asset class, fixed income languished as the market fretted over interest rates and pushed down bond prices. In this demanding and competitive bond market, the Conseco High Yield, Fixed Income and Balanced Funds did very well within their categories. Most notably, each met its income objective and produced total returns outperforming their respective benchmarks. Another head-turning performer was our hybrid offering -- the Conseco Convertible Securities Fund -- which produced exceptional returns, outpacing its peer group and the benchmark. Later in this report, each of the funds' portfolio managers provides you with a much more detailed performance review.

         Operationally, we initiated a comprehensive program to improve the service, quality and cost-efficiencies of our fund accounting and administrative services. These important upgrades became effective and available to you on a 24-hour basis beginning Aug. 9, when we completed the conversion to our new transfer agent, fund accountant and fund administrator, Firstar Mutual Fund Services, LLC.

         Y2K readiness certainly has been a high priority for us. Since 1997, our information systems experts have been auditing and rigorously testing mission critical trading and investing applications, custodial relationships and vendors' systems. We're confident in the preparedness of the financial services industry, our core business functions and our ability to minimize and overcome any adverse external impacts, while continuing to deliver and settle all transactions.

         What's ahead for the funds? In this low, relatively stable inflation world, returns from equities will likely exhibit less positive correlation to returns from bonds than we have seen since inflation began to be squeezed out of the domestic economy in the early 1980s. Consequently, asset allocation and risk aversion will play a significantly larger role in obtaining superior performance than they ever have during the past 17 years. These trends strongly suggest an increasingly greater role for financial advice and greater potential rewards for an actively managed, bottom-up investment style.

         In an environment such as this, our funds are managed to excel within their risk parameters and designed to help you plan more confidently. The level of integration between research, trading and portfolio management transcends all asset classes and is unmatched in the risk-reward spectrum.

         During the fourth quarter, we encourage investors to seek the advice and skills of their financial consultants and avoid trying to time the Y2K market. Recent press reports suggest that investors should "uninvest" and retire to the sidelines going into 2000. However, following the media's advice may prove to be highly unwise. In spite of all the media attention and "Chicken Little" fretting, we believe common sense and cool heads will prevail, and wonderful investment opportunities may emerge.

         As we move towards and over the threshold of this once-in-a-lifetime historic moment, our funds are well-positioned to help you effectively manage and achieve your investment objectives. We're looking forward to taking these critical steps with you.

Sincerely,

Maxwell E. Bublitz, CFA
President
Conseco Fund Group
President & Chief Executive Officer
Conseco Capital Management, Inc.

                                                              CONSECO FUND GROUP
                                                            1999 Mid-Year Report
--------------------------------------------------------------------------------
ABOUT CONSECO FUND GROUP

         Formed in late 1996, Conseco Fund Group (CFG) is headquartered in Carmel, Ind. CFG's funds are distributed through Conseco Equity Sales, Inc., a wholly owned subsidiary of Conseco, Inc. (NYSE: CNC).

         Conseco Capital Management, Inc. (CCM) actively manages shareholder investments in CFG's family of funds. Through CCM, our investors receive the same investment management expertise enjoyed by many of America's most demanding institutions. Each CFG fund taps this institutional money management strength and discipline to give our investors a wealth of expertise and experience that would otherwise require sizable minimum investments.

         Ranging from aggressive growth through conservative income funds, CFG's well-rounded fund family makes it easy for professionals and investors alike to build and maintain a blend of portfolio assets over time.

         Conseco Fixed Income Fund (Class A: COFAX) seeks the highest level of income consistent with capital preservation and provides a convenient way to take advantage of an investment-grade bond's income-generating potential. It can be a vital addition to the core of an investment program, occupying a dynamic position between high-yielding investments and savings vehicles.

         Conseco High Yield Fund (Class A: CHYAX) seeks high current income with a secondary objective of capital appreciation, primarily through a portfolio of high-yield bonds providing higher interest payment and potentially higher returns than investment-grade bonds in exchange for a higher level of risk. It can be a core holding with added vitality occupying a position between conservative fixed income, and growth and income holdings.

         Conseco Convertible Securities Fund (Class A: CCSAX) seeks high total return through a combination of current income and capital appreciation by combining the qualities of stocks and bonds in one security that offers the best of both worlds, and fits within the growth and income portion of a portfolio.

         Conseco Balanced Fund (Class A: COAAX) seeks high total investment return, attractive capital growth and current income while tempering risk by blending stocks and investment-grade bonds. It fits well within the growth and income portion of a portfolio.

         Conseco Equity Fund (Class A: CEYAX) seeks high equity total return consistent with preservation of capital and a prudent level of risk by broadly investing in growth opportunities associated with diversified mid-sized companies. This fund fits within the growth portion of a portfolio between core holdings, and more specialized or sector investments.

         Conseco 20 Fund (Class A: CTWAX) seeks capital appreciation through a concentrated portfolio of 20 to 30 common stocks with attractive growth prospects which represent the investment management team's "best ideas." This specialty fund fits within the growth portion of a well-diversified portfolio.

         For more information on how the CFG family of funds can help you meet your financial objectives, please ask your financial consultant, or call our product specialists toll-free at 800-986-3394. Also, you can visit us on the Internet at www.consecofunds.com.

                                                              CONSECO FUND GROUP
                                                            1999 Mid-Year Report
--------------------------------------------------------------------------------
ABOUT OUR INVESTMENT ADVISER

         Conseco Capital Management, Inc. (CCM) is a wholly owned subsidiary of and the principal investment adviser for Conseco, Inc. (Conseco), a publicly held, financial services organization that represents one of the most dramatic corporate successes in recent business history.

         Since going public in 1985 with $103 million in assets and a mission to build value for customers and shareholders, Conseco has become one of the top-performing companies listed on the New York Stock Exchange (trading symbol:
CNC). Today, Conseco ranks among the best in both the Fortune 500 and the S&P 500 in terms of shareholder return, which has averaged 52.3% since inception.

         Since 1988, CCM has supported the success of Conseco by maximizing returns on invested capital, making it possible to pursue growth and retain principal without undue risk.

         At mid-year 1999, CCM has more than $41 billion in taxable and tax-exempt assets under management for:

         * Public and corporate pension plans         * Taft-Hartley funds
         * Insurance companies                        * Hospitals
         * Endowments                                 * Religious organizations
         * Foundations                                * Private individuals

         During the past 10 years, CCM has produced a competitive, long-term investment performance track record and a strong service track record for a wide range of clients. CCM's investment record can be credited to four factors:

         * Intensive independent research
         * Disciplined investment process that tightly integrates research, trading, portfolio management and analytics
         * Sharply focused and seamless organizational structure that generates timely decisions
         * Swiftness in capturing and creating investment opportunity

         For more information on CCM, please call Tom Meyers, senior vice president, at 317-817-2700, or contact him via e-mail at thomas_meyers@conseco.com. If you prefer, feel free to write him at Conseco Capital Management, Inc., 11825 N. Pennsylvania St., Carmel, IN 46032, or visit CCM's Web site at www.ccminvest.com.

                                                                                                                 CONSECO FUND GROUP
                                                                                                               1999 Mid-Year Report
-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
(UNAUDITED)

                                                                                 Conseco
                                                     Conseco       Conseco     Convertible    Conseco        Conseco     Conseco
                                                   Fixed Income   High Yield   Securities     Balanced       Equity         20
                                                      Fund          Fund          Fund          Fund          Fund         Fund
                                                   -----------  ------------   -----------   -----------   -----------  -----------
ASSETS:
Investments in securities at value
   (cost: $74,519,936; $108,025,934;
   $33,096,321; $35,950,206; $87,451,803;
   $63,773,105, respectively).............         $73,098,549  $105,905,379   $39,247,078   $37,987,684  $ 98,650,905  $71,668,947
Interest and dividends receivable.........             984,389     2,117,531       172,807       203,420        25,488       11,763
Receivable for securities sold............          10,868,483    15,143,750     3,218,641     2,863,350     9,183,199    4,030,047
Receivable for shares sold................             252,965     4,087,257       690,336       138,757       141,336    1,530,961
Cash......................................                  --            --       581,695       104,692            --      145,596
Organization costs, net...................              47,460        70,895            --        47,460        47,460       70,894
Other assets..............................                  --            --            --            --            --       82,160
-----------------------------------------------------------------------------------------------------------------------------------
   Total assets...........................          85,251,846   127,324,812    43,910,557    41,345,363   108,048,388   77,540,368
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND NET ASSETS:
Payable to Conseco, Inc. and subsidiaries.                  --        51,273        33,145            --        49,538       85,487
Accrued expenses..........................             681,128        28,959        21,153        57,518       330,759       30,082
Distributions payable.....................             566,849       964,177       134,940       154,556       171,487           --
Payable for shares redeemed...............             349,867     3,290,449       136,147        40,986        55,058      319,210
Payable for securities purchased..........          12,090,600    13,198,364     5,048,012     3,256,627     9,906,054    4,499,361
-----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities......................          13,688,444    17,533,222     5,373,397     3,509,687    10,512,896    4,934,140
-----------------------------------------------------------------------------------------------------------------------------------
   Net assets.............................         $71,563,402  $109,791,590   $38,537,160   $37,835,676  $ 97,535,492  $72,606,228
-----------------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Paid-in capital...........................         $73,998,857  $111,914,136   $31,447,820   $32,976,148  $ 72,660,398  $53,691,716
Accumulated undistributed net investment
   income (loss)..........................              22,792        43,677         2,376         2,887      (186,999)    (263,583)
Accumulated undistributed net realized gains
   (losses) on investments................          (1,036,860)      (45,668)      936,207     2,819,163    13,862,991   11,282,253
Net unrealized appreciation (depreciation)
   on investments.........................          (1,421,387)   (2,120,555)    6,150,757     2,037,478    11,199,102    7,895,842
-----------------------------------------------------------------------------------------------------------------------------------
   Net assets.............................         $71,563,402  $109,791,590   $38,537,160   $37,835,676  $ 97,535,492  $72,606,228
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, redemption price and offering
   price per share:
Class A Shares:
Shares outstanding........................           3,742,596     5,291,554     2,858,767     2,225,753     2,156,059    2,802,673
Net assets................................         $36,768,628  $ 53,236,542   $36,173,898   $27,633,392  $ 29,818,979  $43,256,116
Net asset value and redemption price per share           $9.82        $10.06        $12.65        $12.42        $13.83       $15.43
Maximum sales charge per share (5.75 percent
   of public offering price; 5.00 percent of
   public offering price for the Conseco Fixed
   Income Fund)...........................                0.52          0.61          0.77          0.76          0.84         0.94
Maximum offering price per share..........              $10.34        $10.67        $13.42        $13.18        $14.67       $16.37
-----------------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Shares outstanding........................             438,798     3,222,622       125,773       152,131       168,630    1,228,162
Net assets................................         $ 4,302,463  $ 32,322,070   $ 1,587,918   $ 1,874,553  $  2,312,694  $18,786,552
Net asset value, redemption price and offering
   price per share (Note 1)...............               $9.81        $10.03        $12.63        $12.32        $13.71       $15.30
-----------------------------------------------------------------------------------------------------------------------------------
Class C Shares:
Shares outstanding........................             257,468     1,137,822        39,265       127,699        60,266      514,740
Net assets................................         $ 2,534,403  $ 11,390,145   $   496,683   $ 1,581,347  $    830,627  $ 7,896,993
Net asset value, redemption price and offering
   price per share (Note 1)...............               $9.84        $10.01        $12.65        $12.38        $13.78       $15.34
-----------------------------------------------------------------------------------------------------------------------------------
Class Y Shares:
Shares outstanding........................           2,835,056     1,273,087        22,006       540,525     4,614,511      173,969
Net assets................................         $27,957,908  $ 12,842,833   $   278,661   $ 6,746,384  $ 64,573,192  $ 2,666,567
Net asset value and offering price per share             $9.86        $10.09        $12.66        $12.48        $13.99       $15.33

                           The accompanying notes are an integral part of these financial statements.

4

                                                                                                                 CONSECO FUND GROUP
                                                                                                               1999 Mid-Year Report
-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
JUNE 30, 1999
(UNAUDITED)
                                                                                 Conseco
                                                     Conseco       Conseco     Convertible    Conseco        Conseco     Conseco
                                                   Fixed Income   High Yield   Securities     Balanced       Equity         20
                                                      Fund          Fund          Fund          Fund          Fund         Fund
                                                   -----------  ------------   -----------   -----------   -----------  -----------
Investment income:
Interest..................................          $2,001,680    $4,459,403    $  461,280    $  540,963    $  107,192  $    73,182
Dividends.................................              55,390            35       178,534        67,652       222,308      134,084
-----------------------------------------------------------------------------------------------------------------------------------
    Total investment income...............           2,057,070     4,459,438       639,814       608,615       329,500      207,266
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory fees..................             140,400       280,412       128,973       121,280       306,490      182,229
Distribution and service fees.............             140,210       253,149        77,228        80,353        78,226      166,558
Administration fees.......................              62,397        80,110        30,347        80,354        87,569       52,066
Transfer agent fees.......................              53,851        85,095        43,440        47,325       115,446       29,029
Registration and filing fees..............              15,023         4,163         4,163         8,689        19,729        4,163
Custody fees..............................              11,403        12,335         6,335        24,074        30,047        9,593
Legal fees................................              10,860        12,090         5,430         9,050        28,440        4,715
Amortization of organization costs (Note 2)              9,369        10,131            --         9,369         9,369       10,131
Audit fees................................               5,240         5,075         3,715         3,611        11,087        3,801
Reports-- printing........................               4,810         5,112         4,525         3,104        21,924        3,810
Director fees and expenses................               4,973         4,810         3,810         3,973         7,973        2,810
Insurance.................................               1,959         2,459         1,977         1,459         4,959        1,959
Other.....................................                 496           496           543           497           498          496
-----------------------------------------------------------------------------------------------------------------------------------
    Total expenses........................             460,991       755,437       310,486       393,138       721,757      471,360
-----------------------------------------------------------------------------------------------------------------------------------
Less expense reductions - fees waived
  and/or charged to subsidiaries
  of Conseco, Inc. (Note 3)...............            (133,429)     (141,365)      (73,939)     (139,135)     (205,258)        (511)
-----------------------------------------------------------------------------------------------------------------------------------
    Net expenses..........................             327,562       614,072       236,547       254,003       516,499      470,849
-----------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)..........           1,729,508     3,845,366       403,267       354,612      (186,999)    (263,583)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gains (losses) on sales
  of investments..........................            (853,557)      (45,668)    1,002,606     2,819,163    14,034,478   11,282,253
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on investments...........          (1,685,880)   (1,194,310)    3,606,359      (611,770)   (4,533,276)     115,243
-----------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gains (losses)
     on investments.......................          (2,539,437)   (1,239,978)    4,608,965     2,207,393     9,501,202   11,397,496
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from operations.........................          $ (809,929)   $2,605,388    $5,012,232    $2,562,005    $9,314,203  $11,133,913
-----------------------------------------------------------------------------------------------------------------------------------

                           The accompanying notes are an integral part of these financial statements.


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
                                                                                                                 CONSECO FUND GROUP
                                                                                                               1999 Mid-Year Report
-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
JUNE 30, 1999
                                                            Conseco                     Conseco               Conseco Convertible
                                                       Fixed Income Fund            High Yield Fund             Securities Fund
                                                   -------------------------   -------------------------   ------------------------
                                                   Six Months                  Six Months                  Six Months
                                                      Ended      Year Ended       Ended      Year Ended       Ended     Period Ended
                                                  June 30, 1999 December 31,  June 30, 1999  December 31, June 30, 1999 December 31,
                                                   (unaudited)      1998       (unaudited)      1998       (unaudited)    1998 (a)
                                                   -----------  ------------   -----------   -----------   -----------  -----------
Operations:
Net investment income......................        $ 1,729,508   $ 1,855,455   $ 3,845,366   $ 1,594,127   $   403,267   $  248,342
Net realized gains (losses) on sales
  of investments...........................           (853,557)      457,334       (45,668)     (988,680)    1,002,606       66,433
Net change in unrealized appreciation
  (depreciation) on investments............         (1,685,880)      (31,519)   (1,194,310)     (926,245)    3,606,359    2,544,397
-----------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      from operations......................           (809,929)    2,281,270     2,605,388      (320,798)    5,012,232    2,859,172
-----------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net
   investment income:
Class A shares.............................           (915,243)     (984,919)   (1,972,476)   (1,211,452)     (390,290)    (246,886)
Class B shares.............................            (90,805)      (37,011)   (1,028,220)     (268,669)       (6,592)         (10)
Class C shares.............................            (40,865)       (7,683)     (357,520)      (76,775)       (2,016)         (10)
Class Y shares.............................           (659,803)     (797,817)     (443,473)      (25,855)       (1,993)         (12)
-----------------------------------------------------------------------------------------------------------------------------------
    Total dividends to shareholders from net
      investment income....................         (1,706,716)   (1,827,430)   (3,801,689)   (1,582,751)     (400,891)    (246,918)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders of net capital gains:
Class A shares.............................            (94,314)     (295,438)           --            --       (62,321)      (1,524)
Class B shares.............................            (11,058)      (25,160)           --            --        (2,742)          --
Class C shares.............................             (6,488)       (5,012)           --            --          (856)          --
Class Y shares.............................            (71,443)     (181,165)           --            --          (480)          --
-----------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders
      of net capital gains.................           (183,303)     (506,775)           --            --       (66,399)      (1,524)
-----------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
Net proceeds from sales of shares..........         44,424,594    44,590,036    90,217,387    48,519,084     6,542,490   25,003,691
Net asset value of shares issued from
  reinvestment of dividends and distributions          413,696       819,112       329,719       174,888         1,986           33
Cost of shares redeemed....................        (18,820,349)  (19,140,030)  (23,951,350)   (2,398,388)     (166,712)          --
-----------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets from
      capital share transactions...........         26,017,941    26,269,118    66,595,756    46,295,584     6,377,764   25,003,724
-----------------------------------------------------------------------------------------------------------------------------------
    Total increase in net assets...........         23,317,993    26,216,183    65,399,455    44,392,035    10,922,706   27,614,454
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, beginning of period............         48,245,409    22,029,226    44,392,135           100    27,614,454           --
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period..................        $71,563,402   $48,245,409  $109,791,590   $44,392,135   $38,537,160  $27,614,454
-----------------------------------------------------------------------------------------------------------------------------------
SHARE DATA:
Class A shares:
Sold.......................................          2,347,039     3,207,908     3,995,547     2,949,647       359,667    2,511,147
Issued in reinvestment of dividends
  and distributions........................              1,206         2,354        15,843        11,701            40           --
Redeemed...................................         (1,611,252)     (219,807)   (1,540,914)     (140,279)      (12,087)          --
-----------------------------------------------------------------------------------------------------------------------------------
    Net increase...........................            736,993     2,990,455     2,470,476     2,821,069       347,620    2,511,147
-----------------------------------------------------------------------------------------------------------------------------------
Class B shares:
Sold.......................................            209,606       258,916     2,196,514     1,165,361       127,464          115
Issued in reinvestment of dividends
  and distributions........................                747           770         8,716         3,746            29            1
Redeemed...................................            (28,445)       (2,796)     (113,400)      (38,315)       (1,836)          --
-----------------------------------------------------------------------------------------------------------------------------------
    Net increase...........................            181,908       256,890     2,091,830     1,130,792       125,657          116
-----------------------------------------------------------------------------------------------------------------------------------
Class C shares:
Sold.......................................            220,103        69,325       996,750       370,869        39,129          115
Issued in reinvestment of dividends
  and distributions........................                368           202         4,776         1,497            24            1
Redeemed...................................            (15,703)      (16,827)     (234,066)       (2,004)           (4)          --
-----------------------------------------------------------------------------------------------------------------------------------
    Net increase...........................            204,768        52,700       767,460       370,362        39,149          116
-----------------------------------------------------------------------------------------------------------------------------------
Class Y shares:
Sold.......................................          1,608,869       801,557     1,570,618       180,732        22,110          115
Issued in reinvestment of dividends
  and distributions........................             38,521        76,368         2,699            91            76            1
Redeemed...................................           (217,866)   (1,626,721)     (423,696)      (57,357)         (297)          --
-----------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)................          1,429,524      (748,796)    1,149,621       123,466        21,889          116
-----------------------------------------------------------------------------------------------------------------------------------

 (a) For the period from commencement of operations (September 28, 1998) through December 31, 1998.

                              The accompanying notes are an integral part of these financial statements.

                                                                                                                 CONSECO FUND GROUP
                                                                                                               1999 Mid-Year Report
-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
JUNE 30, 1999

                                                            Conseco                     Conseco                   Conseco
                                                         Balanced Fund                Equity Fund                 20 Fund
                                                   -------------------------   -------------------------   ------------------------
                                                   Six Months                  Six Months                  Six Months
                                                      Ended      Year Ended       Ended      Year Ended       Ended      Year Ended
                                                  June 30, 1999 December 31,  June 30, 1999  December 31, June 30, 1999 December 31,
                                                   (unaudited)      1998       (unaudited)      1998       (unaudited)     1998
                                                   -----------  ------------   -----------   -----------   -----------  -----------
Operations:
Net investment income (loss)...............         $  354,612   $   627,608   $  (186,999)  $   231,856   $  (263,583) $   (73,852)
Net realized gains (losses) on sales
  of investments...........................          2,819,163      (744,651)   14,034,478      (204,222)   11,282,253   (1,508,345)
Net change in unrealized appreciation
  (depreciation) on investments............           (611,770)    2,078,143    (4,533,276)   10,904,206       115,243    7,780,599
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
      from operations......................          2,562,005     1,961,100     9,314,203    10,931,840    11,133,913    6,198,402
-----------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net
   investment income:
Class A shares.............................           (255,108)     (451,549)           --       (17,399)           --           --
Class B shares.............................            (12,945)      (12,843)           --          (518)           --           --
Class C shares.............................            (11,941)      (15,657)           --          (138)           --           --
Class Y shares.............................            (71,731)     (155,142)           --      (215,587)           --           --
-----------------------------------------------------------------------------------------------------------------------------------
    Total dividends to shareholders from net
      investment income....................           (351,725)     (635,191)           --      (233,642)           --           --
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders of net capital gains:
Class A shares.............................                 --       (12,693)      (52,823)     (139,921)           --           --
Class B shares.............................                 --          (892)       (4,131)       (5,654)           --           --
Class C shares.............................                 --        (3,007)       (1,477)       (1,943)           --           --
Class Y shares.............................                 --      (134,519)     (113,056)   (1,619,165)           --           --
-----------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders
      of net capital gains.................                 --      (151,111)     (171,487)   (1,766,683)           --           --
-----------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
Net proceeds from sales of shares..........          4,949,886    33,119,398    10,137,179    39,144,673    38,840,511   39,115,808
Net asset value of shares issued from
  reinvestment of dividends and distributions          120,872       374,761            --     1,456,528            --           --
Cost of shares redeemed....................         (2,145,135)  (15,081,839)  (11,014,002)  (25,473,746)  (21,637,326)  (1,045,180)
-----------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets from
     capital share transactions............          2,925,623    18,412,320      (876,823)   15,127,455    17,203,185   38,070,628
-----------------------------------------------------------------------------------------------------------------------------------
    Total increase in net assets...........          5,135,903    19,587,118     8,265,893    24,058,970    28,337,098   44,269,030
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, beginning of period............         32,699,773    13,112,655    89,269,599    65,210,629    44,269,130          100
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period..................        $37,835,676   $32,699,773   $97,535,492   $89,269,599   $72,606,228  $44,269,130
-----------------------------------------------------------------------------------------------------------------------------------
SHARE DATA:
Class A shares:
Sold.......................................             71,160     2,162,683       339,153     1,805,294     1,518,070    2,669,274
Issued in reinvestment of dividends
  and distributions........................              6,864        22,097            --         8,911            --           --
Redeemed...................................            (81,680)      (55,558)     (270,749)     (167,079)   (1,359,191)     (25,491)
-----------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)................             (3,656)    2,129,222        68,404     1,647,126       158,879    2,643,783
-----------------------------------------------------------------------------------------------------------------------------------
Class B shares:
Sold.......................................             51,193       115,703        58,211       136,877       703,745      611,056
Issued in reinvestment of dividends
  and distributions........................                237           431            --           231            --           --
  Redeemed.................................            (11,414)       (4,019)      (20,611)       (6,078)      (47,795)     (38,845)
-----------------------------------------------------------------------------------------------------------------------------------
    Net increase...........................             40,016       112,115        37,600       131,030       655,950      572,211
-----------------------------------------------------------------------------------------------------------------------------------
Class C shares:
  Sold.....................................             61,057       122,271        17,076        55,670       329,839      247,100
Issued in reinvestment of dividends
  and distributions........................                232           819            --             4            --           --
Redeemed...................................            (36,183)      (20,498)       (5,950)       (6,534)      (48,942)     (13,257)
-----------------------------------------------------------------------------------------------------------------------------------
    Net increase...........................             25,106       102,592        11,126        49,140       280,897      233,843
-----------------------------------------------------------------------------------------------------------------------------------
Class Y shares:
Sold.......................................            239,915       433,884       387,840     1,233,846       249,690       31,701
Issued in reinvestment of dividends
  and distributions........................              3,158         9,493            --       103,755            --           --
Redeemed...................................            (54,705)   (1,207,918)     (574,418)   (1,955,498)      (89,317)     (18,105)
-----------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)................            188,368      (764,541)     (186,578)     (617,897)      160,373       13,596
-----------------------------------------------------------------------------------------------------------------------------------

                            The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
CONSECO FIXED INCOME FUND                                   1999 Mid-Year Report
--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REVIEW       Searching for capital growth and current income


   Although 1998 was punctuated with volatile financial markets, we have seen improvement over the past six months. With reasonable stability in the global markets, the domestic economy is driving U.S. interest rates and the expected slowdown in growth has yet to materialize. This economic strength is largely supported by persistent consumers willing to outspend their incomes.

   New housing starts have been strong and automotive sales have reached an incredible volume. With unemployment dropping to 4.3%, this is an economy clearly showing significant strength without serious signs of increased inflation.

   Nonetheless, the tug-of-war between a strong economy and an increasing inflation rate continues to play out in the financial markets. We believe this growth is unsustainable and the Fed is watching closely. By June 30, the 30-year U.S. Treasury bond yield increased by more than 100 basis points to a high of 6.16%, a level not seen since last summer.

   While our investment philosophy is deeply rooted in proprietary, fundamental research, the portfolio structure is critical to providing a competitive total return in this environment without incurring significant risk. It's our desire to main tain the same interest rate sensitivity as the general market.

   As a result, the portolio's duration of about five years approximates the Lehman Brothers Aggregate Index. The Conseco Fixed Income Fund has a relatively high exposure to the corporate bond sector; yet also has a large position in bonds with shorter maturities to help increase income.

   We continue to find value in selective industrial and financial issuers while underweighting the utility sector. In addition, we have invested in asset-backed securities, which offer excellent relative value in today's market. Most are short, average-life securities with home improvement or home equity loans as collateral.

   We also use mortgage-backed securities to help diversify the risk and earn a higher level of income than investing exclusively in U.S. Treasuries. Commercial mortgage-backed securities, a fairly new asset class, offers excellent relative value with more predictable cashflows than other types of mortgage-backed securities.

   Looking forward, we expect interest rates will follow the lead set by the U.S. economy. While we believe domestic growth is unsustainable and will eventually slow, current growth rates give pause for the Fed. With many economies, such as Japan and Korea, on the verge of recovery, a Fed-orchestrated increase in U.S. interest rates would likely be an unwelcomed event, especially with the Y2K concerns hanging over the financial markets. Our expectation is that we are experiencing the higher end for interest rates and that slower growth will portend lower rates. This assumes that inflation, which has not been a factor for 18 months, stays under control. We expect it will.

Gregory J. Hahn, CFA
Senior Vice President, Portfolio Manager
Conseco Capital Management, Inc.

 Average Annual Total Return* (as of 6/30/99)

                                YTD
                   Inception   (not       One     Since
                     Date   annualized)  Year   Inception
                     -----  ----------  ------ ----------
   Class A......   01/02/97   -1.10%     1.82%     5.97%
   Class B......   03/20/98   -1.16%     1.57%     2.80%
   Class C......   03/05/98   -1.22%     1.57%     3.83%
   Class Y......   01/02/97   -0.78%     2.47%     6.61%
   LBA Index....   01/02/97   -1.37%     3.15%     6.68%
---------------------------------------------------------
 30-day SEC Yield (as of 6/30/99)
   Class A...................................      5.35%
   Class B...................................      5.27%
   Class C...................................      5.26%
   Class Y...................................      6.28%
---------------------------------------------------------
 Top Five Sectors (as of 6/30/99)
   Finance, Insurance and Real Estate........     24.49%
   Transportation, Communication,
      Electric, Gas and Sanitary Services....     18.84%
   U.S. Government and Agency Obligations....     15.43%
   Manufacturing.............................      9.02%
   Municipal Bonds...........................      9.01%
---------------------------------------------------------
 Top Five Holdings (as of 6/30/99)
   Ford Motor Credit Co......................      6.84%
   U.S. Treasury Bond........................      3.57%
   FHLMC.....................................      3.47%
   Mutual Life Insurance Co. of NY...........      2.76%
   U.S. Treasury Note........................      2.50%
---------------------------------------------------------
 - Current Net Assets: $71,563,402
 - Increase in Net Assets YTD: $23,317,993
 - Percentage Increase in Net Assets YTD: 48.33%

*Past performance is no guarantee of future results. Your investment return and principal will fluctuate and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual fee waivers and/or expense reimbursements through April 30, 2000. If the waivers were not in place, the fund's return would have been lower. Total return is shown without the applicable sales load. If the sales load was included, total return would have been lower. The maximum sales load for the Conseco Fixed Income Fund is 5.00%. The Lehman Brothers Aggregate Bond (LBA) Index is an unmanaged index considered to be representative of the bond market in general.

                                                                                                  CONSECO FUND GROUP
CONSECO FIXED INCOME FUND                                                                       1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES
JUNE 30, 1999
(UNAUDITED)

   PRINCIPAL
    AMOUNT                                        SECURITY                                                  VALUE
 -------------                                   -----------                                               -------
CORPORATE BONDS (53.61% of total investments) (a)
Air Transportation (3.99%)
    989,746  Continental Airlines, Inc., Series 98-1A-ETC, 6.648%, due 09/15/2017..............           $  959,544
  1,000,000  Continental Airlines, Inc., Series 97-4A-ETC, 6.900%, due 01/02/2018..............              980,485
  1,000,000  Delta Airlines, Series C, MTN, 6.650%, due 03/15/2004.............................              975,055
                                                                                                          ----------
                                                                                                           2,915,084
                                                                                                          ----------
Apparel and Other Finished Products (.33%)
    250,000  Tommy Hilfiger Corp., 6.500%, due 06/01/2003......................................              242,915
                                                                                                          ----------
Auto Repair and Parking (2.24%)
    200,000  Amerco-MTN, 7.440%, due 10/02/2006................................................              204,448
    100,000  Amerco-MTN, 6.710%, due 10/15/2008................................................              100,631
    575,000  Amerco-MTN, 7.470%, due 01/15/2027................................................              565,467
    750,000  Avis Rent A Car, Inc., 11.000%, due 05/01/2009,
               (b) Cost - $760,313; Acquired - 06/28/1999......................................              764,063
                                                                                                          ----------
                                                                                                           1,634,609
                                                                                                          ----------
Business Services (.20%)
    250,000  Pinnacle Holdings, Inc., STEP (d) 0.000%/10.000%, due 03/15/2008..................              144,375
                                                                                                          ----------
Cable and Other Pay Television Stations (.57%)
    400,000  Northland Cable Television, 10.250%, due 11/15/2007...............................              419,000
                                                                                                          ----------
Chemicals and Allied Products (.40%)
    300,000  Smith International, Inc., 7.000%, due 09/15/2007.................................              294,233
                                                                                                          ----------
Communications by Phone, Television, Radio, Cable (6.94%)
    400,000  Charter Communications, Inc., 8.250%, due 04/01/2007,
               (b) Cost - $398,932; Acquired - 03/12/1999......................................              385,000
  1,250,000  GTE Corp., 6.840%, due 04/15/2018.................................................            1,195,735
    350,000  Lenfest Communications, Inc., 10.500%, due 06/15/2006.............................              404,250
  1,000,000  Level 3 Communications, Inc., 9.125%, due 05/01/2008..............................              990,000
    468,000  News America Holdings, Inc., 8.625%, due 02/01/2003...............................              493,715
  1,000,000  Sprint Capital Corp., 6.875%, due 11/15/2028......................................              913,234
    300,000  Telecommunications, Inc., 9.800%, due 02/01/2012..................................              367,130
    250,000  Telecommunications, Inc., 10.125%, due 04/15/2022.................................              322,610
                                                                                                          ----------
                                                                                                           5,071,674
                                                                                                          ----------
Depository Institutions (3.28%)
    500,000  Centura Bank, 6.500%, due 03/15/2009..............................................              467,565
    500,000  Dime Bancorp, Inc., 6.375%, due 01/30/2001........................................              497,380
    250,000  St. Paul Bancorp, 7.125%, due 02/15/2004..........................................              250,488
  1,250,000  Union Planters Bank, National Association, 6.500%, due 3/15/2008..................            1,180,761
                                                                                                          ----------
                                                                                                           2,396,194
                                                                                                          ----------
Eating and Drinking Places (.27%)
    200,000  Marriott International, Inc., 6.625%, due 11/15/2003..............................              196,074
                                                                                                          ----------

                   The accompanying notes are an integral part of these financial statements.

                                                                                                  CONSECO FUND GROUP
CONSECO FIXED INCOME FUND                                                                       1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES
JUNE 30, 1999
(UNAUDITED)

   PRINCIPAL
    AMOUNT                                        SECURITY                                                  VALUE
 -------------                                   -----------                                               -------
Electric, Gas, Water, Cogeneration, Sanitary Services (7.34%)
    500,000  AEP Resources, Inc., 6.500%, due 12/01/2003,
               (b) Cost - $505,215; Acquired - 12/15/1998......................................           $  488,867
  1,500,000  AES Eastern Energy, 9.000%, due 07/02/2017,
               (b) Cost - $1,500,000; Acquired - 05/11/1999....................................            1,452,561
    650,000  Carolina Power & Light, 6.800%, due 08/15/2007....................................              650,430
  1,200,000  East Coast Power, 7.536%, due 06/30/2017,
               (b) Cost - $1,205,982; Acquired - 04/14/1999 & 04/15/1999.......................            1,118,242
    500,000  MCN Investment Corp., 6.350%, due 04/02/2012......................................              492,925
    250,000  Southwest Gas Co., 9.750%, due 06/15/2002.........................................              267,149
    500,000  USA Waste Services, Inc., 6.125%, due 07/15/2001..................................              496,926
    400,000  Waste Management, Inc., 6.625%, due 07/15/2002....................................              399,820
                                                                                                          ----------
                                                                                                           5,366,920
                                                                                                          ----------
Food and Kindred Products (2.00%)
    500,000  Nabisco, Inc., 6.000%, due 02/15/2001.............................................              495,054
  1,000,000  PanAmerican Beverage, Inc., 8.125%, due 04/01/2003................................              966,371
                                                                                                          ----------
                                                                                                           1,461,425
                                                                                                          ----------
Food Stores (1.91%)
  1,000,000  Kroger Co., 6.000%, due 07/01/2000................................................              999,234
    400,000  Safeway, Inc., 5.750%, due 11/15/2000.............................................              396,892
                                                                                                          ----------
                                                                                                           1,396,126
                                                                                                          ----------
General Merchandise Stores (.46%)
    350,000  Shopko Stores, Inc., 6.500%, due 08/15/2003.......................................              339,386
                                                                                                          ----------
Hotels, Other Lodging Places (.65%)
    500,000  HMH Properties, Inc., 8.450%, due 12/01/2008......................................              477,500
                                                                                                          ----------
Insurance Companies (4.32%)
    300,000  Delphi Financial, 8.000%, due 10/01/2003..........................................              296,348
    200,000  Horace Mann Educators, 6.625%, due 01/15/2006.....................................              190,784
  1,450,000  Mutual Life Insurance Co. of New York, STEP (d) 0.000%/11.250%,
               due 08/15/2024, (b) Cost - $2,004,549; Acquired - 04/20/1999 & 06/23/1999.......            2,018,473
    800,000  Orion Capital Trust II, 7.700%, due 04/15/2028....................................              651,246
                                                                                                          ----------
                                                                                                           3,156,851
                                                                                                          ----------
Lumber and Wood Products, except Furniture (.97%)
    700,000  West Fraser Mill, 7.250%, due 09/15/2002,
               (b) Cost - $695,920; Acquired - 01/06/1997 & 04/30/1997.........................              708,609
                                                                                                          ----------
Miscellaneous Retail (1.69%)
  1,120,000  Fred Meyer, Inc., 7.450%, due 03/01/2008..........................................            1,128,875
    100,000  Michaels Stores, Inc., 10.875%, due 06/15/2006....................................              107,375
                                                                                                          ----------
                                                                                                           1,236,250
                                                                                                          ----------
Motion Pictures (.64%)
    500,000  Regal Cinemas, Inc., 9.500%, due 06/01/2008.......................................              470,000
                                                                                                          ----------


                   The accompanying notes are an integral part of these financial statements.

                                                                                                  CONSECO FUND GROUP
CONSECO FIXED INCOME FUND                                                                       1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES
JUNE 30, 1999
(UNAUDITED)

   PRINCIPAL
    AMOUNT                                        SECURITY                                                  VALUE
 -------------                                   -----------                                               -------
Non-Depository Credit Institutions (1.09%)
    500,000  General Motors Acceptance Corp., 7.125%, due 05/01/2001...........................           $  507,628
    300,000  Key Bank USA, National Association, BKNT, 6.500%, due 10/15/2027..................              290,165
                                                                                                          ----------
                                                                                                             797,793
                                                                                                          ----------
Oil and Gas Extraction (2.03%)
    500,000  ENSCO International, Inc., 7.200%, due 11/15/2027.................................              461,867
    500,000  LASMO (USA), Inc., 8.375%, due 06/01/2023.........................................              527,233
    500,000  Occidental Petroleum Corp., 6.750%, due 11/15/2002................................              496,466
                                                                                                          ----------
                                                                                                           1,485,566
                                                                                                          ----------
Paper and Allied Products (.68%)
    500,000  Potlatch Corp., 6.250%, due 03/15/2002,
               (b) Cost - $499,675; Acquired - 03/10/1999......................................              493,302
                                                                                                          ----------
Petroleum Refining and Related Industries (2.15%)
    750,000  Lyondell Chemical Co., 9.625%, due 05/01/2007,
               (b) Cost - $765,000; Acquired - 06/24/1999......................................              774,375
    278,000  Pennzoil Co., 9.625%, due 11/15/1999..............................................              280,439
    400,000  Pennzoil Co., 10.625%, due 06/01/2001.............................................              407,446
    100,000  USX Corp., 9.375%, due 02/15/2012.................................................              112,188
                                                                                                          ----------
                                                                                                           1,574,448
                                                                                                          ----------
Real Estate Investment Trusts (REITS) (4.22%)
    500,000  CarrAmerica Realty Corp., 6.625%, due 03/01/2005..................................              469,802
    400,000  Chelsea GCA Realty Partnership, L.P., 7.250%, due 10/21/2007......................              372,115
    300,000  Colonial Realty, L.P., 7.500%, due 07/15/2001.....................................              300,455
    250,000  Regency Centers, L.P., 7.400%, due 04/01/2004.....................................              248,546
    200,000  Corporate Property Investors, Inc., 9.000%, due 03/15/2002,
               (b) Cost - $219,360; Acquired - 03/17/1998......................................              209,305
  1,000,000  Spieker Properties, 6.800%, due 05/01/2004........................................              982,982
    500,000  United Dominion Realty Trust, Inc., MTN, 7.600%, due 01/25/2002...................              495,178
                                                                                                          ----------
                                                                                                           3,078,383
                                                                                                          ----------
Security and Commodity Brokers (2.95%)
  1,000,000  Fidelity Investments, 7.570%, due 06/15/2029,
               (b) Cost - $1,000,000; Acquired - 06/17/1999....................................              998,750
    300,000  Lehman Brothers Holdings, Inc., Series E, MTN, 6.625%, due 12/27/2002.............              295,170
    550,000  Lehman Brothers Holdings, Inc., 7.000%, due 05/15/2003............................              547,601
    200,000  Paine Webber Group, Inc., 9.250%, due 12/15/2001..................................              211,441
    100,000  Salomon Smith Barney Holdings, Inc., Series C, MTN, 6.500%,
               due 08/15/2003..................................................................               99,027
                                                                                                          ----------
                                                                                                           2,151,989
                                                                                                          ----------
Stone, Clay, Glass, Concrete (.27%)
    200,000  Owens Corning, 7.500%, due 05/01/2005.............................................              198,172
                                                                                                          ----------

                     The accompanying notes are an integral part of these financial statements.

                                                                                                  CONSECO FUND GROUP
CONSECO FIXED INCOME FUND                                                                       1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES
JUNE 30, 1999
(UNAUDITED)

   PRINCIPAL
    AMOUNT                                        SECURITY                                                  VALUE
 -------------                                   -----------                                               -------
Tobacco Products (2.02%)
  1,500,000  R.J. Reynolds Tobacco Holdings, Inc., 7.375%, due 05/15/2003,
               (b) Cost - $1,497,465; Acquired - 05/10/1999....................................          $ 1,478,243
                                                                                                         -----------
             Total corporate bonds (cost $40,114,132)..........................................          $39,185,121
                                                                                                         -----------

MUNICIPAL BONDS (9.01% of total investments) (a)
    600,000  Alameda Corridor Transportation Authority, Revenue, 6.600%, due 10/01/2029........              550,310
    495,000  Alaska Individual Development & Authority Lease, 6.375%, due 05/01/2003...........              492,956
    800,000  Azusa Pacific University California, Revenue, 7.250%, due 04/01/2009..............              800,000
     90,000  Doylestown Pennsylvania, Hospital Authority, Revenue, 8.375%, due 07/01/2008......               91,734
    595,000  Duarte California Certificates of Participation, Series B, 6.250%, due 04/01/2005.              568,673
    280,000  Fort Worth Texas, Higher Education, Finance Corp., Revenue, 7.500%,
               due 10/01/2006..................................................................              286,278
    500,000  Long Beach California Individual Development & Revenue,
               6.750%, due 02/01/2010..........................................................              467,359
    600,000  Mississippi Development Bank, Special Obligation, Series 1998, 8.500%,
               due 12/01/2018..................................................................              567,910
    360,002  Philadelphia Pennsylvania, Authority for Industrial Development, Revenue,
               6.488%, due 06/15/2004..........................................................              360,289
    500,000  Philadelphia Pennsylvania, Authority for Industrial Development, Revenue,
               6.350%, due 04/25/2028..........................................................              431,944
    170,000  Reeves County Texas Certificates of Participation, 6.700%, due 03/31/2005.........              170,740
    800,000  Reeves County Texas Certificates of Participation, 7.250%, due 06/01/2011.........              779,447
  1,000,000  Wickliffe Kentucky Solid Waste, Revenue, 7.670%, due 01/15/2027...................            1,021,985
                                                                                                         -----------
             Total municipal bonds (cost $6,753,077)...........................................          $ 6,589,625
                                                                                                         -----------

ASSET BACKED SECURITIES (6.97% of total investments) (a)
    390,114  Bear Stearns Commercial Mortgage Securities, Inc., 99-C1 A1, 5.910%,
               due 05/14/2008..................................................................              377,457
    150,000  COMED Transitional Funding Trust, 98-1 A7, 5.740%, due 12/25/2010.................              139,991
    500,000  Contimortgage Home Equity Loan Trust, 98-2 A7, 6.570%, due 03/15/2023.............              484,383
    400,000  Copelco Capital Funding Corp., 98-A A2, 5.780%, due 08/15/2000....................              400,654
    850,000  EQCC Home Equity Loan Trust, 96-4 A6, 6.880%, due 07/15/2014......................              858,095
    781,418  GMAC Commercial Mortgage Securities, Inc., 99-C1 A1, 5.830%,
               due 05/15/2033..................................................................              754,025
    500,000  Green Tree Recreational Equipment & Consumer Trust, 98-C A5, 6.280%,
               due 02/15/2014, (c) Cost - $499,997; Acquired - 09/04/98........................              501,193
    254,523  Green Tree Recreational Equipment & Consumer Trust, 97-C B, 6.750%,
               due 02/15/2018, (c) Cost - $254,464; Acquired - 09/08/97........................              237,224
     16,672  National Car Rental Financing, L.P., 96-1 A2, 6.800%, due 04/20/2000,
               (b) Cost - $16,636; Acquired - 04/30/1997.......................................               16,697
    964,361  Nationslink Funding Corp., 98-2 A1, 6.001%, due 11/20/2007........................              936,697
    400,000  Nationslink Funding Corp., 99-1 A2, 6.316%, due 11/20/2008........................              383,286
      4,302  New York City Tax Lien, 96-1 B, 6.910%, due 05/25/2005,
               (b) Cost - $4,312; Acquired - 04/30/1997 & 05/20/1997...........................                4,291
                                                                                                         -----------
             Total asset backed securities (cost $5,243,145)...................................          $ 5,093,993
                                                                                                         -----------

                    The accompanying notes are an integral part of these financial statements.

                                                                                                  CONSECO FUND GROUP
CONSECO FIXED INCOME FUND                                                                       1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES
JUNE 30, 1999
(UNAUDITED)

   PRINCIPAL
    AMOUNT                                        SECURITY                                                  VALUE
 -------------                                   -----------                                               -------
COLLATERALIZED MORTGAGE OBLIGATIONS (6.15% of total investments) (a)
     70,358  FHLMC Structured Pass Through Securities, T-4 A1, 7.625%, due 08/25/2022..........           $   70,754
  1,000,000  FHR 2149 Trust, 6.500%, due 01/15/2022............................................              992,215
  1,112,061  Fanniemae Grantor Trust, 99-T2 A1, 7.500%, due 01/19/2039.........................            1,127,073
    100,000  Federal National Mortgage Assn., 94 - 63, 7.000%, due 04/25/2024..................               99,761
    500,000  Iroquois Trust, 97-1A, 7.000%, due 12/15/2006.....................................              501,426
     48,198  JP Morgan Commercial Mortgage Finance Corp., 97-C4 A1, 6.939%,
               due 12/26/2028..................................................................               48,089
     97,724  Midland Realty Acceptance Corp., 96-C1 A1, 7.315%, due 08/25/2028.................               99,142
    938,100  Mortgage Capital Funding, Inc., 98 - MC2 A1, 6.325%, due 10/18/2007...............              925,769
    500,000  Paine Webber Mortgage Acceptance Corp., 96 - M1 A2, 6.900%, due 01/02/2012........              504,375
    125,419  Rural Housing Trust, 87-1 3B, 7.330%, due 04/01/2026..............................              126,065
                                                                                                         -----------
             Total collateralized mortgage obligations (cost $4,524,474).......................          $ 4,494,669
                                                                                                         -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (15.43% of total investments) (a)
    930,950  Federal Home Loan Mortgage Corp., #E00570, 6.000%, due 09/01/2013.................              901,431
    476,666  Federal Home Loan Mortgage Corp., #E73076, 6.000%, due 11/01/2013.................              461,552
  2,621,818  Federal Home Loan Mortgage Corp., #E00592, 6.000%, due 12/01/2013.................            2,538,685
    437,802  Federal Home Loan Mortgage Corp., #G00479, 9.000%, due 04/01/2025.................              466,100
    487,205  Federal Home Loan Mortgage Corp., #G00943, 6.000%, due 07/01/2028.................              459,994
     99,198  Federal National Mortgage Assn., #250307, 7.500%, due 07/01/2025..................              100,600
     58,970  Federal National Mortgage Assn., #250758, 7.000%, due 11/01/2026..................               58,525
  2,675,000  U.S. Treasury Bond, 5.500%, due 05/15/2009........................................            2,613,141
  1,800,000  U.S. Treasury Note, 6.375%, due 09/30/2001........................................            1,830,375
    100,000  U.S. Treasury Note, 5.375%, due 06/30/2003........................................               98,781
    750,000  U.S. Treasury Note, 5.250%, due 05/15/2004........................................              737,110
    450,000  U.S. Treasury Note, 4.750%, due 02/15/2004........................................              432,563
     50,000  U.S. Treasury Note, 5.625%, due 05/15/2008........................................               48,984
    600,000  U.S. Treasury Note, 5.250%, due 11/15/2028........................................              531,188
                                                                                                         -----------
             Total U.S. government and agency obligations (cost $11,426,929)...................          $11,279,029
                                                                                                         -----------

   NUMBER OF
    SHARES
 -------------
PREFERRED STOCK (1.99% of total investments) (a)
Insurance Companies (.69%)
     20,000  Lincoln National Corp., TOPrS (d), 6.400% ........................................              502,500
                                                                                                         -----------
Measuring Instruments, Poto Goods, Watches (.20%)
      2,242  River Holding Corp., Series B, PIK (d), 11.500%...................................              147,692
                                                                                                         -----------
Non-Depository Credit Institutions (1.10%)
      7,500  Centaur Funding Corp., 9.080%,
               (b) Cost - $750,000; Acquired - 12/09/1998.....................................              806,719
                                                                                                         -----------
             Total preferred stock (cost $1,458,978)...........................................          $ 1,456,911
                                                                                                         -----------

                   The accompanying notes are an integral part of these financial statements.

                                                                                                  CONSECO FUND GROUP
CONSECO FIXED INCOME FUND                                                                       1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES
JUNE 30, 1999
(UNAUDITED)

   PRINCIPAL
    AMOUNT                                        SECURITY                                                  VALUE
 -------------                                   -----------                                               -------
COMMERCIAL PAPER (6.84% of total investments) (a)
Non-Depository Credit Institutions (6.84%)
  5,000,000  Ford Motor Credit Co., 5.750%, due 07/01/1999.....................................          $ 4,999,201
                                                                                                         -----------
             Total commercial paper (cost $4,999,201)..........................................          $ 4,999,201
                                                                                                         -----------
             Total investments in securities (cost $74,519,936)................................          $73,098,549
                                                                                                         ===========

-----------------
(a) Using Standard Industry Codes prepared by the Technical Committee on Industrial Classifications.

(b) Restricted under Rule 144A of the Securities Act of 1933.

(c) Security issued by Green Tree Financial Corporation ("Green Tree"), a wholly owned subsidiary of Conseco, Inc. effective June 30, 1998. Green Tree originates, purchases, sells and services consumer and commercial finance loans throughout the United States.

(d) PIK - Payment In Kind.
    STEP - Bonds where the coupon increases or steps up at a predetermined rate. TOPrS - Trust Originated Preferred Securities.

                     The accompanying notes are an integral part of these financial statements.

14

                                                              CONSECO FUND GROUP
CONSECO HIGH YIELD FUND                                     1999 Mid-Year Report
--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REVIEW    Searching for high income and capital appreciation

   Even in an up-and-down bond market, our shareholders have remained confident and assets have increased by almost $65.4 million -- or nearly 147% -- since Jan. 1.

   And for good reason. In the past six months, the fund's holdings have produced competitive yields, income and total return. Year-to-date, Class A shares exceeded the Merrill Lynch High Yield Index.

   In addition, the fund has earned the attention of national media like U.S. News & World Report, the Wall Street Journal, Smart Investing, and the High Yield Report.

Intense Investigation Manages Risk

   The portfolio has an average bond maturity of seven years with an effective duration of 4.34 years. Given the quality of our holdings, we feel that the fund has a healthy risk-reward ratio.

   Each holding has been investigated from every angle by more than 30 astute analysts who dig deep into management, product and sector positioning, balance sheets, and earnings, as well as supplier and customer relationships. That scrutiny continues even after the security is purchased.

   Corporate holdings make up about 85% of the portfolio. These solid companies, like one of our largest holdings, Regal Cinemas, are visible leaders in their sectors. We're especially excited about the prospects for our cable, entertainment and energy holdings.

   Although the fund is rooted in domestic securities, we have invested briefly -- and successfully -- in emerging market companies. One of those companies is Indah Kiat, an Asian paper company. While most investors were hesitant of this foreign security, we looked at the balance sheet rather than the turmoil going on overseas -- the company had enough cash on hand to retire the issue upon maturity in June. But, because it was in Asia, it did not trade well. Priced at a discount when we bought it, the Indah Kiat security was trading at par when it matured. Thanks to our research team, we were able to identify opportunities like this and we may seek to take advantage of similar situations as they arise.

Yield, Dividends and Total Return

   As of June 30, the 30-day SEC yield for Class A was 9.76% and Class Y was 10.86%, reflecting increases from Dec. 31, 1998. The fund has paid regular monthly dividends and, in spite of market volatility, total return is slightly behind last year, but remains highly competitive.

   Going forward, we feel confident that the high-yield market can improve and the fund is poised to meet our expectations for yield and total return.

Peter C. Andersen, CFA
Vice President, Portfolio Manager
Conseco Capital Management, Inc.

 Average Annual Total Return* (as of 6/30/99)

                                YTD
                   Inception   (not       One     Since
                     Date   annualized)  Year   Inception
                     -----    -------   ------ ----------
   Class A......    01/01/98   5.13%     0.95%     7.86%
   Class B......    02/19/98   4.91%     0.59%     4.26%
   Class C......    02/19/98   4.92%     0.41%     4.09%
   Class Y......    03/02/98   5.45%     1.40%     5.12%
   ML HighYield
   Index .......    01/01/98   1.76%     0.94%     3.62%
---------------------------------------------------------
 30-day SEC Yield (as of 6/30/99)
   Class A...................................      9.76%
   Class B...................................      9.81%
   Class C...................................      9.83%
   Class Y...................................     10.86%
---------------------------------------------------------
 Top Five Sectors  (as of 6/30/99)
   Transportation, Communication,
      Electric, Gas and Sanitary Services....     41.40%
   Services..................................     18.50%
   Manufacturing.............................     14.25%
   Finance, Insurance and Real Estate........     12.65%
   Mining....................................      9.59%
---------------------------------------------------------
 Top Five Holdings (as of 6/30/99)
   Ford Motor Credit Co......................      4.91%
   Citibank Capital Markets Assets...........      4.72%
   Regal Cinemas, Inc........................      3.91%
   Hollywood Entertainment...................      2.89%
   Ocean Energy, Inc.........................      2.26%
---------------------------------------------------------
 - Current Net Assets: $109,791,590
 - Increase in Net Assets YTD: $65,399,455
 - Percentage Increase in Net Assets YTD: 147.32%

*Past performance is no guarantee of future results. Your investment return and principal will fluctuate and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual fee waivers and/or expense reimbursements through April 30, 2000. If the waivers were not in place, the fund's return would have been lower. Total return is shown without the applicable sales load, which, if included, would reduce total return. The maximum sales load for the Conseco High Yield Fund is 5.75%. The Merrill Lynch
(ML) High Yield Index is considered representative of the high-yield arena with the following restrictions: Issues must be in the form of publicly placed, nonconvertible, coupon-bearing U.S. domestic debt, and must carry a term to maturity of at least one year; par amounts outstanding must not be less than $10 million at the start and the close of the performance measurement period; and issues must be rated by Standard & Poor's or Moody's as less than investment grade (i.e., BBB or Baa) but not in default (i.e., DDD1 or less). The index excludes floating-rate debt, equipment trust certificates, and Title 11 securities.

                                                                                                  CONSECO FUND GROUP
CONSECO HIGH YIELD FUND                                                                         1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES
JUNE 30, 1999
(UNAUDITED)

   PRINCIPAL
    AMOUNT                                        SECURITY                                                   VALUE
 -------------                                   -----------                                                -------
CORPORATE BONDS (84.91% of total investments) (a)
Amusement and Recreations Services  (.13%)
    170,000  AMF Bowling Worldwide, Series B, 10.875%, due 03/15/2006..........................          $   141,950
                                                                                                         -----------
Apparel and Other Finished Products (1.40%)
  1,000,000  Jo-Ann Stores, Inc., 10.375%, due 05/01/2007,
                (b) Cost - $985,000; Acquired - 04/30/1999.....................................              990,000
    500,000  Kasper A.S.L., Ltd., 12.750%, due 03/31/2004......................................              490,000
                                                                                                         -----------
                                                                                                           1,480,000
                                                                                                         -----------
Business Services (3.91%)
    850,000  Advanstar Communications, Inc., 9.250%, due 05/01/2008 ...........................              839,375
  1,400,000  Interpool, Inc., 7.200%, due 08/01/2007...........................................            1,312,037
  3,450,000  Pinnacle Holdings, Inc., STEP (c) 0.000%/10.000%, due 03/15/2008..................            1,992,375
                                                                                                         -----------
                                                                                                           4,143,787
                                                                                                         -----------
Cable and Other Pay Television Stations  (10.71%)
    800,000  Avalon Cable of Michigan, 9.375%, due 12/01/2008,
                (b) Cost - $800,000; Acquired - 12/03/1998.....................................              817,000
  1,000,000  Cablevision SA, 13.750%, due 05/01/2009,
                (b) Cost - $1,000,000; Acquired - 04/29/1999...................................              912,500
    750,000  Cencall Communications, 10.125%, due 01/15/2004...................................              766,875
  2,300,000  Charter Communications Holdings, LLC, 8.625%, due 04/01/2009,
                (b) Cost - $2,301,625; Acquired - 04/19/1999 & 06/03/1999......................            2,208,000
  1,900,000  Coaxial Communications of Central Ohio, Inc., 10.000%, due 08/15/2006.............            1,930,875
    185,000  Fox Liberty Networks, LLC, STEP (c) 0.000%/9.750%, due 08/15/2007.................              145,225
  2,000,000  Northland Cable Television, 10.250%, due 11/15/2007...............................            2,095,000
    500,000  Regional Independent Media, 10.500%, due 07/01/2008,
                (b) Cost - $499,375; Acquired - 11/06/1998.....................................              502,500
  1,750,000  Rifkin Acquisition Partners, L.P., 11.125%, due 01/15/2006........................            1,960,000
                                                                                                         -----------
                                                                                                          11,337,975
                                                                                                         -----------
Chemicals and Allied Products (1.33%)
    500,000  Agriculture Minerals & Chemicals, Inc., 10.750%, due 09/30/2003...................              498,125
  1,000,000  United Industries Corp., 9.875%, due 04/01/2009,
                (b) Cost - $1,000,000; Acquired - 03/19/1999...................................              915,000
                                                                                                         -----------
                                                                                                           1,413,125
                                                                                                         -----------
Coal Mining (.72%)
  1,000,000  Lodestar Holdings, Inc., 11.500%, due 05/15/2005..................................             765,000
                                                                                                         -----------
Communications by Phone Television, Radio, Cable (11.91%)
  1,500,000  Arch Escrow Corp., 13.750%, due 04/15/2008,
                (b) Cost - $1,426,365; Acquired - 04/07/1999...................................            1,335,000
  3,000,000  Crown Castle International Corp., STEP (c) 0.000%/10.375%, due 05/15/2011.........            1,770,000
    650,000  CSC Holdings, Inc., 7.250%, due 07/15/2008........................................              620,750
  1,300,000  CSC Holdings, Inc., 7.625%, due 07/15/2018........................................            1,210,625
    750,000  EchoStar DBS Corp., 9.375%, due 02/01/2009,
                (b) Cost - $778,125; Acquired - 03/23/1999.....................................              766,875
  1,950,000  Level 3 Communications, Inc., 9.125%, due 05/01/2008..............................            1,930,500
  1,000,000  Mediacom, LLC, 7.875%, due 02/15/2011,
                (b) Cost - $985,920; Acquired - 02/19/1999.....................................              897,500

                     The accompanying notes are an integral part of these financial statements.

                                                                                                  CONSECO FUND GROUP
CONSECO HIGH YIELD FUND                                                                         1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES
JUNE 30, 1999
(UNAUDITED)

   PRINCIPAL
    AMOUNT                                        SECURITY                                                   VALUE
 -------------                                   -----------                                                -------
Communications by Phone Television, Radio, Cable (continued)
  2,450,000  Park `N View, Inc., Series B, 13.000%, due 05/15/2008.............................          $   747,250
  2,000,000  Tevecap SA, 12.625%, due 11/26/2004...............................................            1,300,000
  2,500,000  USA Mobile Communications, 9.500%, due 02/01/2004.................................            2,037,500
                                                                                                         -----------
                                                                                                          12,616,000
                                                                                                         -----------
Durable Goods - Wholesale (.65%)
    750,000  Clearnet Communications, STEP (c) 0.000%/14.750%, due 12/15/2005..................              690,000
                                                                                                         -----------
Eating and Drinking Places (.46%)
    500,000  Avado Brands, 9.750%, due 06/01/2006..............................................              490,000
                                                                                                         -----------
Electric, Gas, Cogeneration, Sanitary Service (.89%)
    750,000  AES Corp., 9.500%, due 06/01/2009.................................................              774,375
    250,000  GNI Group, Inc., Series B, 10.875%, due 07/15/2005................................              163,750
                                                                                                         -----------
                                                                                                             938,125
                                                                                                         -----------
Electrical, Other Electrical Equipment, except Computers (.75%)
  1,000,000  IPC Information Systems, Inc., STEP (c) 0.000%/10.875%, due 05/01/2008............              795,000
                                                                                                         -----------
Food and Kindred Products (2.60%)
    750,000  Fresh Foods, Inc., 10.750%, due 06/01/2006........................................              748,125
  1,000,000  National Wine & Spirits, 10.125%, due 01/15/2009,
                (b) Cost - $1,000,000; Acquired - 01/20/1999...................................            1,025,000
  1,000,000  New World Pasta Co., 9.250%, due 02/15/2009,
                (b) Cost - $1,000,000; Acquired - 02/11/1999...................................              977,500
                                                                                                         -----------
                                                                                                           2,750,625
                                                                                                         -----------
Furniture and Fixtures (1.01%)
    300,000  BE Aerospace, Inc., 9.500%, due 11/01/2008........................................              308,250
    750,000  Simmons Co., 10.250%, due 03/15/2009,
                (b) Cost - $750,000; Acquired - 03/10/1999.....................................              765,000
                                                                                                         -----------
                                                                                                           1,073,250
                                                                                                         -----------
General Merchandise Stores (1.84%)
  2,000,000  Woolworth Corp., 7.000%, due 06/01/2000...........................................            1,951,996
                                                                                                         -----------
Health Services (4.80%)
  1,000,000  Genesis Health Ventures, 9.875%, due 01/15/2009...................................              870,000
    500,000  Hudson Respiratory Care, Inc., 9.125%, due 04/15/2008.............................              420,000
    750,000  Team Health, Inc., 12.000%, due 03/15/2009,
                (b) Cost - $757,500; Acquired - 04/13/1999.....................................              772,500
    500,000  Tenet Healthcare Corp., 8.625%, due 12/01/2003....................................              504,800
    500,000  Tenet Healthcare Corp., Series B, 7.625%, due 06/01/2008..........................              470,000
  2,000,000  Triad Hospitals Holdings, 11.000%, due 05/15/2009,
                (b) Cost - $2,000,000; Acquired - 04/30/1999...................................            2,045,000
                                                                                                         -----------
                                                                                                           5,082,300
                                                                                                         -----------
Holding, Other Investment Offices (.58%)
    750,000  CRIIMI Mae, Inc., 9.125%, due 12/01/2002..........................................              612,188
                                                                                                         -----------

                    The accompanying notes are an integral part of these financial statements.

                                                                                                  CONSECO FUND GROUP
CONSECO HIGH YIELD FUND                                                                         1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES
JUNE 30, 1999
(UNAUDITED)

   PRINCIPAL
    AMOUNT                                        SECURITY                                                   VALUE
 -------------                                   -----------                                                -------
Hotels, Other Lodging Places (.81%)

    900,000  HMH Properties, Inc., 8.450%, due 12/01/2008......................................          $   859,500
                                                                                                         -----------
Industrial, Commercial Machinery, Computer Equipment (2.14%)
    750,000  Bayard Drilling Technology, Inc., Series B, 11.000%, due 06/30/2005...............              832,500
  2,500,000  Dictaphone Corp., 11.750%, due 08/01/2005.........................................            1,437,500
                                                                                                         -----------
                                                                                                           2,270,000
                                                                                                         -----------
Insurance Carriers (.44%)
    450,000  Oxford Health Plans, Inc., 11.000%, due 05/15/2005,
                (b) Cost - $465,750; Acquired - 06/12/1998 ....................................              465,750
                                                                                                         -----------
Miscellaneous Manufacturing Industries (1.80%)
  2,250,000  True Temper Sports, Inc., 10.875%, due 12/01/2008,
                (b) Cost - $2,025,000; Acquired - 11/18/1998 & 05/20/1999......................            1,901,250
                                                                                                         -----------
Miscellaneous Retail (.20%)
    200,000  Michaels Stores, Inc., 10.875%, due 06/15/2006....................................              214,750
                                                                                                         -----------
Motion Pictures (8.85%)
  1,500,000  Carmike Cinemas, Inc., 9.375%, due 02/01/2009,
                (b) Cost - $1,531,875; Acquired - 02/11/1999...................................            1,458,750
  3,100,000  Hollywood Entertainment Corp., Series B, 10.625%, due 08/15/2004..................            3,061,250
  4,400,000  Regal Cinemas, Inc., 9.500%, due 06/01/2008.......................................            4,136,000
  1,000,000  United Artists Theatre, Series B, 9.750%, due 04/15/2008..........................              715,000
                                                                                                         -----------
                                                                                                           9,371,000
                                                                                                         -----------
Non-Depository Credit Institutions (1.16%)
  1,712,000  Aames Financial Corp., 9.125%, due 11/01/2003.....................................            1,224,080
                                                                                                         -----------
Non-Durable Goods - Wholesale (.46%)
    500,000  Terra Industries, 10.500%, due 06/15/2005.........................................              482,500
                                                                                                         -----------
Oil and Gas Extraction (8.87%)
     50,000  Cliffs Drilling Co., Series D, 10.250%, due 05/15/2003............................               48,750
  1,000,000  Grey Wolf, Inc., 8.875%, due 07/01/2007...........................................              885,000
  1,000,000  ICO, Inc., Series B, 10.375%, due 06/01/2007......................................              745,000
  2,450,000  Ocean Energy, Inc., Series B, 8.375%, due 07/01/2008..............................            2,388,750
    500,000  Perez Companc SA, 9.000%, due 05/01/2006,
                (b) Cost - $496,505; Acquired - 04/30/1999.....................................              443,750
  2,000,000  Pride International, Inc., 10.000%, due 06/01/2009................................            2,040,000
  1,000,000  RBF Finance Co., 11.000%, due 03/15/2006,
                (b) Cost - $1,000,000; Acquired - 03/19/1999...................................            1,035,000
    800,000  RBF Finance Co., 11.375%, due 03/15/2009,
                (b) Cost - $808,000; Acquired - 05/20/1999.....................................              832,000
  1,000,000  Triton Energy, Ltd., 9.250%, due 04/15/2005.......................................              980,000
                                                                                                          ----------
                                                                                                           9,398,250
                                                                                                          ----------
                   The accompanying notes are an integral part of these financial statements.

                                                                                                  CONSECO FUND GROUP
CONSECO HIGH YIELD FUND                                                                         1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES
JUNE 30, 1999
(UNAUDITED)

   PRINCIPAL
    AMOUNT                                        SECURITY                                                   VALUE
 -------------                                   -----------                                                -------
Paper and Allied Products (1.54%)
    750,000  Doman Industries, Ltd., 12.000%, due 07/01/2004,
                (b) Cost - $709,725; Acquired - 06/15/1999.....................................         $    727,500
    950,000  Gaylord Container Corp., Series B, 9.750%, due 06/15/2007.........................              907,250
                                                                                                        ------------
                                                                                                           1,634,750
                                                                                                        ------------
Petroleum Refining and Related Industries (.97%)
  1,000,000  Lyondell Chemical Co., Series A, 9.625%, due 05/01/2007,
                (b) Cost - $1,017,500; Acquired - 06/23/1999...................................            1,032,500
                                                                                                        ------------
Phone Communication, except Radiotelephone (3.90%)
  1,000,000  Allegiance Telecom, Inc., Series B, STEP (c) 0.000%/11.750%, due 02/15/2008.......              630,000
    500,000  Metromedia Fiber Network, Inc., 10.000%, due 11/15/2008...........................              516,250
  2,000,000  Qwest Communications International, Series B, 7.500%, due 11/01/2008..............            1,947,500
    500,000  Rogers Cantel, Inc., 9.375%, due 06/01/2008.......................................              520,625
    500,000  Time Warner Telecommunications, LLC, 9.750%, due 07/15/2008.......................              515,000
                                                                                                        ------------
                                                                                                           4,129,375
                                                                                                        ------------

Primary Metal Industries (.24%)
    250,000  NS Group, Inc., 13.500%, due 07/15/2003...........................................              256,250
                                                                                                        ------------
Radiotelephone Communication (7.41%)
  2,000,000  Granite Broadcasting, 10.375%, due 05/15/2005.....................................            2,030,000
  2,000,000  KMC Telecom Holdings, Inc., 13.500%, due 5/15/2009,
                (b) Cost - $2,000,000; Acquired - 05/19/1999...................................            2,012,500
  2,250,000  Microcell Telecommunications, Inc., Series B, STEP (c) 0.000%/14.000%,
               due 06/01/2006..................................................................            1,828,125
    750,000  Mobile Telecommunications Technology Corp., 13.500%, due 12/15/2002...............              851,250
    750,000  Omnipoint Corp., Series A, 11.625%, due 08/15/2006................................              768,750
    870,000  Pagemart Wireless, Inc., STEP (c) 0.000%/11.250%, due 02/01/2008..................              352,350
                                                                                                        ------------
                                                                                                           7,842,975
                                                                                                        ------------
Real Estate Investment Trusts (REITS) (.63%)
    750,000  Felcor Suites, 7.625%, due 10/01/2007.............................................              665,939
                                                                                                        ------------
Television and Radio Broadcast Stations (1.54%)
    500,000  Aircraft Service International Group, 11.000%, due 08/15/2005,
                (b) Cost - $500,000; Acquired - 08/13/1998.....................................              518,125
    700,000  Antenna TV SA, 9.000%, due 08/01/2007.............................................              668,500
    660,000  Lin Holdings Corp., STEP (c) 0.000%/10.000%, due 03/01/2008.......................              438,900
                                                                                                        ------------
                                                                                                           1,625,525
                                                                                                        ------------
Transportation Equipment (.26%)
    200,000  Stena Line AB, 10.625%, due 06/01/2008............................................              152,000
    140,000  Tata Engineering & Locomotive Co., Ltd., 7.875%, due 07/15/2007,
                (b) Cost - $125,593; Acquired - 03/15/1998.....................................              120,177
                                                                                                        ------------
                                                                                                             272,177
                                                                                                        ------------
             Total corporate bonds (cost $92,161,290)..........................................         $ 89,927,892
                                                                                                        ------------

                    The accompanying notes are an integral part of these financial statements.

                                                                                                  CONSECO FUND GROUP
CONSECO HIGH YIELD FUND                                                                         1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES
JUNE 30, 1999
(UNAUDITED)

   PRINCIPAL
    AMOUNT                                        SECURITY                                                   VALUE
 -------------                                   -----------                                                -------
PREFERRED STOCK (5.27% of total investments) (a)
Non-Depository Credit Institutions (.21%)
      3,363  River Holding Corp., Series B, PIK (c), 11.500%...................................         $    221,538
                                                                                                        ------------
Phone Communication, except Radiotelephone (1.09%)
     22,700  Nextlink Communications, Inc., 14.000%............................................            1,152,025
                                                                                                        ------------
Radiotelephone Communication (2.11%)
      1,027  Nextel Communications, Inc., 13.000%..............................................            1,068,593
      1,065  Nextel Communications, Inc., Series E, 11.125%....................................            1,161,383
                                                                                                        ------------
                                                                                                           2,229,976
                                                                                                        ------------
Textile Mill Products (.02%)
      4,573  Anvil Holdings, Series B, 13.000%.................................................               24,007
                                                                                                        ------------
Television and Radio Broadcast Stations  (1.84%)
     10,000  Adelphia Communications, Series B, 13.000%........................................            1,155,000
      1,000  Benedek Communications Corp., 11.500%.............................................              792,500
          5  IXC Communications, Inc., Series B, PIK (c), 12.500%..............................                4,813
                                                                                                        ------------
                                                                                                           1,952,313
                                                                                                        ------------
             Total preferred stock (cost $5,666,280)...........................................         $  5,579,859
                                                                                                        ------------

STOCK APPRECIATION RIGHTS (.19% of total investments) (a)
Automobile (.19%)
     15,429  General Motors Corp., Class H.....................................................              196,814
                                                                                                        ------------
             Total stock appreciation rights (cost $0).........................................         $    196,814
                                                                                                        ------------

WARRANTS (.00% of total investments) (a)
Communications by Phone, Television, Radio, Cable (.00%)
      2,450  Park `N View, Inc.................................................................                2,450
                                                                                                        ------------
             Total warrants (cost $0)..........................................................         $      2,450
                                                                                                        ------------

   PRINCIPAL
    AMOUNT
 -------------
COMMERCIAL PAPER (9.63% of total investments) (a)
Depository Institutions (4.72%)
  5,000,000  Citibank Capital Markets Assets, 5.800%, due 07/01/1999...........................            4,999,195
                                                                                                        ------------
Non-Depository Credit Institutions (4.91%)
  5,200,000  Ford Motor Credit Co., 5.750%, due 07/01/1999.....................................            5,199,169
                                                                                                        ------------
             Total commercial paper (cost $10,198,364).........................................         $ 10,198,364
                                                                                                        ------------
             Total investments in securities (cost $108,025,934) ..............................         $105,905,379
                                                                                                        ============

----------------
(a) Using Standard Industry Codes prepared by the Technical Committee on Industrial Classifications.

(b) Restricted under Rule 144A of the Securities Act of 1933.

(c) PIK - Payment In Kind.
   STEP - Bonds where the coupon increases or steps up at a predetermined rate.

                     The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
CONSECO CONVERTIBLE SECURITIES FUN                          1999 Mid-Year Report
--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REVIEW
                           Searching for current income and capital appreciation


   The intrinsic value of this hybrid fund is found in the upside potential of equity, coupled with the downside protection of fixed income that is realized upon conversion.

   Year-to-date and since inception, the fund has produced strong results, outperforming our benchmark, the Merrill Lynch Broad Convertible Index.

Astutely Managed Risk

   We seek to uncover relatively undervalued companies that have the potential to produce and sustain above-average returns. We search the market daily, seeking to invest in these companies' convertible securities. Every potential holding is subjected to a number of analytical techniques including an analysis of the companies, their industries, their products and the structures of their underlying securities.

   Looking at the top holdings, there are a mix of industries represented. Despite having a rapidly growing representation of the Internet in our benchmark, we remain underweighted in the Internet sector.

   We think that the Internet will revolutionize business and society, but that may not translate into investment profits for many Internet investors. Therefore, we have largely focused our investments in companies that offer facilitating technology for the Web, like Antec, rather than pure-play Internet names, like AOL.

   Antec remains our top holding, held almost since the fund's inception. A supplier of voice and data transmission equipment, Antec enables cable companies to provide telephony and Internet access over upgraded cable lines. Despite more than doubling in price since our purchase, Antec re mains undervalued relative to other pure plays in this sector.

   The fund will seek to retain a moderate risk profile. We do not attempt to time the market or predict macro variables such as interest rates. The core investment philosophy is focused on long-term, research-driven results. Disciplined adherence to this strategy has been one of the keys to the success of the fund.

Turnover and Taxes

   Consistent performance and reasonable turnover in our core holdings have produced a tax-efficient fund for our shareholders. I believe this trend will continue and our detailed approach could produce solid results for investors.

Andrew S. Chow, CFA
Vice President, Portfolio Manager
Conseco Capital Management, Inc.

 Average Total Return* (as of 6/30/99)
                                                   Since
                                       YTD       Inception
                        Inception     (not         (not
                          Date     annualized)  annualized)
                          -----    ----------   ----------
   Class A..........    09/28/98       16.69%     29.57%
   Class B..........    09/28/98       16.47%     29.15%
   Class C..........    09/28/98       16.53%     29.22%
   Class Y..........    09/28/98       17.06%     30.13%
   ML Broad
   Convertible Index    09/28/98       13.23%     25.55%
   S&P 500 Index....    09/28/98       12.38%     33.01%
   ML Bond Index....    09/28/98       -0.39%     -1.50%
---------------------------------------------------------
 Top Five sectors (as of 6/30/99)
   Transportation, Communication,
      Electric, Gas and Sanitary Services....     33.11%
   Manufacturing.............................     26.57%
   Wholesale and Retail Trade................     14.79%
   Services..................................     12.30%
   Finance, Insurance and Real Estate........     10.03%
---------------------------------------------------------
 Top Ten Holdings (as of 6/30/99)
   Antec Corp................................      6.13%
   Nextel Communications, Inc................      5.29%
   MediaOne Group, Inc./Vodaphone............      4.61%
   Ford Motor Credit Co......................      4.59%
   Global Telesystems, Inc...................      4.03%
   MediaOne Group, Inc.......................      3.82%
   MindSpring Enterprises, Inc...............      3.69%
   Costco Companies, Inc.....................      3.59%
   Home Depot, Inc...........................      3.55%
   Asia Pulp & Paper Global Finance, Ltd.....      3.44%
---------------------------------------------------------
 - Current Net Assets: $38,537,160
 - Increase in Net Assets YTD: $10,922,706
 - Percentage Increase in Net Assets YTD: 39.55%

*Past performance is no guarantee of future results. Your investment return and principal will fluctuate and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual fee waivers and/or expense reimbursements through April 30, 2000. If the waivers were not in place, the fund's return would have been lower. Total return is shown without the applicable sales load. If the sales load was included, total return would have been lower. The maximum sales load for the Conseco Convertible Securities Fund is 5.75%. Our benchmark index, the Merrill Lynch (ML) Broad Convertible Index is an unmanaged index considered to be representative of the convertible securities market in general. The Merrill Lynch Bond Index and the Standard & Poor's 500 Index are secondary indexes used for additional comparisons only. The Merrill Lynch Bond Index is an unmanaged index considered to be representative of the fixed income market in general. The Standard & Poor's 500 Index is an unmanaged index considered to be representative of the stock market in general.

                                                                                                  CONSECO FUND GROUP
CONSECO CONVERTIBLE SECURITIES FUND                                                             1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES
JUNE 30, 1999
(UNAUDITED)

   NUMBER OF
    SHARES                                        SECURITY                                                   VALUE
 -------------                                   -----------                                                -------
COMMON STOCKS (11.83% of total investments) (a)
Business Services (2.76%)
     12,000  Microsoft Corp. (b)...............................................................           $1,082,250
                                                                                                          ----------
Electrical, Other Electrical Equipment, except Computers (6.12%)
     75,000  Antec Corp. (b)...................................................................            2,404,687
                                                                                                          ----------
Industrial, Commercial Machinery, Computer Equipment (2.95%)
     18,000  Cisco Systems, Inc. (b)...........................................................            1,157,625
                                                                                                          ----------
             Total common stocks (cost $2,851,397).............................................           $4,644,562
                                                                                                          ----------
PREFERRED STOCKS (2.65% of total investments) (a)
Insurance Carriers (2.65%)
     13,500  Life Re Capital Trust II, 6.000%..................................................            1,039,500
                                                                                                          ----------
             Total preferred stocks (cost $1,002,498)..........................................           $1,039,500
                                                                                                          ----------
PREFERRED STOCKS - CONVERTIBLE (30.84% of total investments) (a)
Communications by Phone, Television, Radio, Cable (21.49%)
      5,000  Adelphia Communications Corp., Series D, 5.500%,
               conv into ADLAC common stock....................................................            1,005,000
     25,000  IXC Communications, Inc., 6.750%, conv into IIXC common stock.....................              915,625
     20,000  MediaOne Group Inc., 6.250%, PIES (d), conv into VOD common stock.................            1,810,000
     10,000  MediaOne Group Inc., Series D, 4.500%, conv into UMG common stock.................            1,498,125
      4,000  Nextel Communications, Inc., 0.000%, conv into NXTL common stock,
               (c) Cost - $1,014,700 Acquired - 12/18/1998.....................................            2,076,000
     10,000  NEXTLINK Communications, Inc., 6.500%, conv into NXLK common stock................              911,250
      2,500  Sprint Corp., 8.250%, conv into SBC common stock..................................              217,500
                                                                                                          ----------
                                                                                                           8,433,500
                                                                                                          ----------
Depository Institutions (1.93%)
     23,450  Westpac Bank Corp., 10.000%, STRYPES (d), conv into WBK common stock .............              759,194
                                                                                                          ----------

General Merchandise Stores (1.49%)
     10,000  Kmart Financing, Inc., I, 7.750%, conv into KM common stock.......................              585,000
                                                                                                          ----------
Industrial, Commercial Machinery, Computer Equipment (.70%)
      6,000  Coltec Capital Trust, 5.250%, conv into GR common stock...........................              273,750
                                                                                                          ----------
Miscellaneous Retail (2.32%)
     10,000  CVS Corp., 6.000%, conv into CVS common stock.....................................              911,250
                                                                                                          ----------
Motion Pictures (.87%)
      1,000  TCI Pacific Communications, Inc., Series A, 5.000%, conv into T common stock......              341,662
                                                                                                          ----------
Railroad Transportation (2.04%)
     15,000  Canadian National Railway Co., 5.500%, conv into CNI common stock.................              802,500
                                                                                                         -----------
             Total preferred stocks - convertible  (cost $9,633,534)...........................          $12,106,856
                                                                                                         -----------


                        The accompanying notes are an integral part of these financial statements.

22

                                                                                                  CONSECO FUND GROUP
CONSECO CONVERTIBLE SECURITIES FUND                                                             1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES
JUNE 30, 1999
(UNAUDITED)

   NUMBER OF
    SHARES                                        SECURITY                                                   VALUE
 -------------                                   -----------                                                -------
CONVERTIBLE BONDS (49.23% of total investments) (a)
Building Material, Hardware, Garden Rental (4.86%)
    500,000  Home Depot, Inc., 3.250%, due 10/01/2001, conv into HD common stock ..............           $1,393,125
  1,000,000  Elan International Financial, 0.000% (d), due 12/14/2018, conv into ELN common stock,
               (c) Cost - $524,780; Acquired - 12/09/1998......................................              513,750
                                                                                                         -----------
                                                                                                           1,906,875
                                                                                                         -----------
Business Services (5.25%)
    750,000  Citrix Systems, Inc., 0.000% (d), due 03/22/2019, conv into CTXS common stock,
               (c) Cost - $266,033; Acquired - 03/17/1999......................................              341,250
  1,500,000  MindSpring Enterprises, Inc., 5.000%, due 04/15/2006,
               conv into MSPG common stock.....................................................            1,447,500
    375,000  Sportsline USA, Inc., 5.000%, due 04/01/2006, conv into SPLN common stock,
               (c) Cost - $375,000; Acquired - 03/19/1999......................................              272,812
                                                                                                         -----------
                                                                                                           2,061,562
                                                                                                         -----------
Chemicals and Allied Products (1.75%)
    500,000  Alza Corp., 5.000%, due 05/01/2006, conv into AZA common stock ...................              685,625
                                                                                                         -----------
Communications by Phone, Television,  Radio, Cable (7.16%)
  1,000,000  Global Telesystems, Inc., 5.750%, due 07/01/2010, conv into GTSG common stock ....            1,580,000
  1,000,000  ITC Deltacom, Inc., 4.500%, due 05/15/2006, conv into ITCD common stock,
               (c) Cost - $1,000,000; Acquired - 05/06/1999....................................            1,230,000
                                                                                                         -----------
                                                                                                           2,810,000
                                                                                                         -----------
Durable Goods - Wholesale (2.53%)
  3,000,000  Ingram Micro, Inc., 0.000% (d), due 06/09/2018, conv into IM common stock  .......              993,750
                                                                                                         -----------
Electric, Gas, Water, Cogeneration, Sanitary Services (2.42%)
    720,000  Waste Management, Inc., 4.000%, due 02/01/2002, conv into WMI common stock .......              947,700
                                                                                                         -----------
Electrical, Other Electrical Equipment, except Computers (5.87%)
    600,000  Level One Communications, Inc., 4.000%, due 09/01/2004,
                conv into LEVL common stock....................................................            1,175,250
  1,100,000  Micron Technology, Inc., 7.000%, due 07/01/2004, conv into MU common stock .......            1,130,250
                                                                                                         -----------
                                                                                                           2,305,500
                                                                                                         -----------
General Merchandise Stores (3.59%)
  1,500,000  Costco Companies, Inc., 0.000% (d), due 08/19/2017, conv into COST common stock ..            1,408,125
                                                                                                         -----------
Health Services (3.42%)
  2,000,000  Wellpoint Health Networks, Inc., 0.000% (d), due 07/02/2019, conv into
               WLP common stock................................................................            1,343,300
                                                                                                         -----------
Industrial, Commercial Machinery, Computer Equipment (5.74%)
  1,000,000  Quantum Corp., 7.000%, due 08/01/2004, conv into QNTM common stock ...............              945,000
  2,000,000  Hewlett Packard Co., 0.000% (d), due 10/14/2007, conv into HWP common stock.......            1,307,500
                                                                                                         -----------
                                                                                                           2,252,500
                                                                                                         -----------
Oil and Gas Extraction (3.20%)
  4,000,000  Pride International, Inc., 0.000% (d), due 04/24/2018, conv into PDE common stock.            1,255,000
                                                                                                         -----------

                        The accompanying notes are an integral part of these financial statements.

                                                                                                  CONSECO FUND GROUP
CONSECO CONVERTIBLE SECURITIES FUND                                                             1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES
JUNE 30, 1999
(UNAUDITED)

   NUMBER OF
    SHARES                                        SECURITY                                                   VALUE
 -------------                                   -----------                                                -------
Paper and Allied Products (3.44%)
  1,350,000  Asia Pulp & Paper, 2.000%, due 07/25/2000, conv into PAP common stock, (c) Cost - $1,204,500; Acquired - 11/25/1998, 04/29/1999 &
               06/04/1999......................................................................          $ 1,350,000
                                                                                                         -----------
             Total convertible bonds (cost $17,469,179)........................................          $19,319,937
                                                                                                         -----------
CORPORATE BONDS (.86% of total investments) (a)
Non-Depository Institutions (.86%)
    340,000  Chrysler Financial Corp., Series S, MTN, 5.250%, due 10/19/2000...................              336,510
                                                                                                         -----------
             Total corporate bonds  (cost $340,000)............................................          $   336,510
                                                                                                         -----------
COMMERCIAL PAPER (4.59% of total investments) (a)
Non-Depository Institutions (4.59%)
  1,800,000  Ford Motor Credit Co., 5.750%, due 07/01/1999.....................................            1,799,713
                                                                                                         -----------
             Total commercial paper (cost $1,799,713)..........................................          $ 1,799,713
                                                                                                         -----------
             Total investments in securities (cost $33,096,321) ...............................          $39,247,078
                                                                                                         ===========

(a) Using Standard Industry Codes prepared by the Technical Committee on Industrial Classifications.
(b) Non-dividend paying common stock.
(c) Restricted under Rule 144A of the Securities Act of 1933.
(d) PIES - Premium Income Equity Securities.
    STRYPES - Structured Yield Product Exchangeable for Stock.
    Zero Coupon - Bonds that make no interest payments.

                        The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
CONSECO BALANCED FUND                                       1999 Mid-Year Report
--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REVIEW
                       Searching for income consistent with capital preservation

   A strong U.S. economy and the fear of inflation have pervaded the financial markets over the past several months. On June 30, the Federal Reserve raised short-term interest rates 25 basis points in an initial effort to stem any potential inflation build up. While inflation hasn't been a problem, the markets anticipated the Fed move -- bond prices rallied, interest rates fell and credit spreads tightened as a result.

Equity Summary

   In the second quarter, commodity prices rebounded and emerging markets recovered. In addition, there was a shift away from the largest, most expensive stocks to many of the value-oriented stocks. Internet stocks gave up their leadership position held for several quarters. The market rediscovered mid-cap stocks, featuring reasonable valuations and strong growth prospects -- our investing niche.

   The fund benefited from the efforts of our more than 30 analysts. By visiting management teams, interviewing competitors and distributors, as well as testing products, we garnered a deep understanding of each investment.

Fixed Income Summary

   Corporate bond spreads over treasuries widened as heavy new issues and investor apathy hung over the market in the second quarter. Our strategy has been to invest in corporate bonds with fairly short maturities, increasing the level of income. This adds income to the fund as a source of return and an overall volatility reduction tool. While maintaining a neutral duration relative to the market, we're striving for a 25 basis-points yield advantage.

   Structuring the short end of the portfolio, we invested in asset-backed securities (ABS), which generally offer excellent relative value in today's market. We also utilized mortgage-backed securities (MBS) to help diversify the risk and earn a higher level of income than investing exclusively in U.S. Treasury securities.

   A relatively new asset class is the commercial mortgage-backed securities
(CMBS) sector. While CMBS under-performed in the market, they provided good relative value with more predictable cash flows than other types of MBS. Our investment style emphasizes securities we consider to be undervalued based on our proprietary research.

   Our portfolio structure, which emphasizes corporate bonds, MBS, ABS and taxable municipal bonds, is designed to provide a high total return with manageable risk. In an environment where spreads are widening, our goal is to match the fund's benchmark's level of return and volatility. Remaining committed to our bottom-up, research approach to investing, we believe the fund is well positioned for solid performance as we enter the next six months.

Gregory J. Hahn, CFA                                   Thomas J. Pence, CFA
Senior Vice President,                                 Senior Vice President,
Portfolio Manager                                      Portfolio Manager
                    Conseco Capital Management, Inc.

 Average Annual Total Return* (as of 6/30/99)

                                    YTD
                    Inception      (not      One      Since
                      Date      annualized) Year    Inception
                      -----        -----   ------  ----------
   Class A........  01/02/97       7.26%    7.00%    14.85%
   Class B........  02/10/98       7.00%    6.46%     9.83%
   Class C........  02/13/98       6.97%    6.54%     9.34%
   Class Y........  01/02/97       7.48%    7.44%    15.39%
   LBA Index......  01/02/97      -1.37%    3.15%     6.68%
   S&P 400 Midcap.  01/02/97       6.87%   17.18%    23.17%
-------------------------------------------------------------
 Top Five Sectors (as of 6/30/99)
   Manufacturing.............................        24.27%
   Finance, Insurance and Real Estate........        21.73%
   Services..................................        15.71%
   Transportation, Communication,
      Electric, Gas and Sanitary Services....        15.48%
   Wholesale and Retail Trade................        11.46%
-------------------------------------------------------------
 Top Ten Holdings (as of 6/30/99)
   U.S. Treasury Note........................         3.47%
   U.S. Treasury Bond........................         2.87%
   Waters Corp...............................         1.93%
   Kroger Co.................................         1.87%
   Waste Management, Inc.....................         1.84%
   Research in Motion, Ltd...................         1.82%
   Family Dollar Stores, Inc.................         1.81%
   EchoStar Communications Corp..............         1.72%
   First Data Corp...........................         1.70%
   W.W. Grainger, Inc. ......................         1.70%
-------------------------------------------------------------
 * Current Net Assets: $37,835,676
 * Increase in Net Assets YTD: $5,135,903
 * Percentage Increase in Net Assets YTD: 15.71%

*Past performance is no guarantee of future results. Your investment return and principal will fluctuate and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual fee waivers and/or expense reimbursements through April 30, 2000. If the waivers were not in place, the fund's return would have been lower. Total return is shown without the applicable sales load. If the sales load was included, total return would have been lower. The maximum sales load for the Conseco Balanced Fund is 5.75%. The Lehman Brothers Aggregate Bond (LBA) Index is an unmanaged index considered to be representative of the bond market in general. The Standard & Poor's 400 Midcap Index is an unmanaged index considered to be representative of the mid-cap stock arena in general.

                                                                                                  CONSECO FUND GROUP
CONSECO BALANCED FUND                                                                           1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES
JUNE 30, 1999
(UNAUDITED)

   NUMBER OF
    SHARES                                        SECURITY                                                   VALUE
 -------------                                   -----------                                                -------
COMMON STOCKS (62.03% of total investments) (a)
Amusement and Recreation Services (.71%)
      5,220  International Speedway Corp.......................................................           $  247,950
        410  Penske Motorsports, Inc. (b)......................................................               20,346
                                                                                                          ----------
                                                                                                             268,296
                                                                                                          ----------
Apparel and Accessory Stores (.87%)
      3,630  Abercrombie & Fitch Co. (b).......................................................              174,240
      3,318  Intimate Brands, Inc..............................................................              157,190
                                                                                                          ----------
                                                                                                             331,430
                                                                                                          ----------
Apparel and Other Finished Products (.73%)
      3,760  Tommy Hilfiger Corp. (b)..........................................................              276,360
                                                                                                          ----------
Business Services (12.44%)
      2,375  Citrix Systems, Inc. (b)..........................................................              134,188
      7,630  Clear Channel Communications, Inc. (b)............................................              525,993
      3,410  Concord EFS, Inc. (b).............................................................              144,286
      1,200  eBay, Inc. (b)....................................................................              181,200
      9,340  Electronic Arts, Inc. (b).........................................................              506,695
      2,200  Exodus Communications, Inc. (b)...................................................              263,863
     13,180  First Data Corp...................................................................              644,995
      1,800  Interpublic Group of Companies, Inc...............................................              155,925
      6,650  Microsoft Corp. (b)...............................................................              599,747
      5,230  Omnicom Group, Inc................................................................              418,400
     14,285  Outdoor Systems, Inc. (b).........................................................              521,403
      9,795  Sotheby's Holdings, Inc. - Class A................................................              373,434
      1,480  Yahoo!, Inc. (b)..................................................................              254,930
                                                                                                          ----------
                                                                                                           4,725,059
                                                                                                          ----------
Chemicals and Allied Products (.90%)
      3,500  Estee Lauder Companies, Inc. - Class A............................................              175,438
      2,460  Medimmune, Inc. (b)...............................................................              166,665
                                                                                                          ----------
                                                                                                             342,103
                                                                                                          ----------
Communications by Phone, Television, Radio, Cable (8.43%)
        300  American Mobile Satellite Corp. (b)...............................................                4,913
      7,270  Cox Communications, Inc. - Class A (b)............................................              267,627
      4,270  EchoStar Communications Corp. - Class A (b).......................................              655,178
      4,700  Frontier Corp.....................................................................              277,300
      8,540  Infinity Broadcasting Corp. (b)...................................................              254,065
      4,800  MCI Worldcom, Inc. (b)............................................................              413,100
      2,040  Nextlink Communications, Inc. (b).................................................              151,725
     34,215  Research In Motion, Ltd. (b)......................................................              692,853
      2,200  TCA Cable TV, Inc. (b)............................................................              122,100
      1,280  TV Guide, Inc. - Class A (b)......................................................               46,880
      2,560  Teligent, Inc. - Class A (b)......................................................              153,120
      4,095  USA Networks, Inc. (b)............................................................              164,312
                                                                                                          ----------
                                                                                                           3,203,173
                                                                                                          ----------

                        The accompanying notes are an integral part of these financial statements.


                                                                                                  CONSECO FUND GROUP
CONSECO BALANCED FUND                                                                           1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES
JUNE 30, 1999
(UNAUDITED)

   NUMBER OF
    SHARES                                        SECURITY                                                   VALUE
 -------------                                   -----------                                                -------
Depository Institutions (2.27%)
      3,390  Fifth Third Bancorp...............................................................           $  225,647
     14,900  Wells Fargo & Co..................................................................              636,974
                                                                                                          ----------
                                                                                                             862,621
                                                                                                          ----------
Durable Goods - Wholesale (2.21%)
      5,100  Tech Data Corp. (b)...............................................................              195,075
     11,980  W.W. Grainger, Inc................................................................              644,673
                                                                                                          ----------
                                                                                                             839,748
                                                                                                          ----------
Electric, Gas, Water, Cogeneration, Sanitary Services (.30%)
      5,660  Azurix Corp. (b)..................................................................              113,200
                                                                                                          ----------
Electrical, Other Electrical Equipment, except Computers (6.29%)
        870  Analog Devices, Inc. (b)..........................................................               43,663
      1,645  Comverse Technology, Inc. (b).....................................................              124,198
      4,185  The DII Group, Inc. (b)...........................................................              156,153
     12,105  General Instrument Corp. (b)......................................................              514,462
      5,210  Jabil Circuit, Inc. (b)...........................................................              235,101
      2,620  LSI Logic Corp. (b)...............................................................              120,848
      3,770  Lattice Semiconductor Corp. (b)...................................................              234,683
      1,450  Maxim Integrated Products, Inc. (b)...............................................               96,425
      3,575  Nokia Corp. - Class A.............................................................              327,336
      5,510  Vitesse Semiconductor Corp. (b)...................................................              371,581
      2,910  Xilinx, Inc. (b)..................................................................              166,598
                                                                                                          ----------
                                                                                                           2,391,048
                                                                                                          ----------
Food and Kindred Products (.81%)
      2,000  Tootsie Roll Industries, Inc......................................................               77,250
      2,570  Wm. Wrigley Jr. Co................................................................              231,300
                                                                                                          ----------
                                                                                                             308,550
                                                                                                          ----------
Food Stores (1.87%)
     25,460  Kroger Co. (b)....................................................................              711,288
                                                                                                          ----------
General Merchandise Stores (2.54%)
      6,060  Ames Department Stores, Inc. (b)..................................................              276,488
     28,600  Family Dollar Stores, Inc.........................................................              686,400
                                                                                                          ----------
                                                                                                             962,888
                                                                                                          ----------
Home Furniture and Equipment Stores (1.72%)
      3,960  Circuit City Stores, Inc..........................................................              368,280
      5,800  Tandy Corp........................................................................              283,475
                                                                                                          ----------
                                                                                                             651,755
                                                                                                          ----------
Industrial Commercial Machinery, Computers (1.60%)
      5,100  Adaptec, Inc. (b).................................................................              180,094
      3,500  Baker Hughes, Inc.................................................................              117,250
      4,080  Mettler - Toledo International, Inc. (b)..........................................              101,235
      3,270  Pitney Bowes, Inc.................................................................              210,098
                                                                                                          ----------
                                                                                                             608,677
                                                                                                          ----------

                     The accompanying notes are an integral part of these financial statements.


                                                                                                  CONSECO FUND GROUP
CONSECO BALANCED FUND                                                                           1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES
JUNE 30, 1999
(UNAUDITED)

   NUMBER OF
    SHARES                                        SECURITY                                                   VALUE
 -------------                                   -----------                                                -------
Insurance Agents, Brokers (1.10%)
      5,520  Marsh & McLennan Companies, Inc...................................................           $  416,760
                                                                                                          ----------
Insurance Companies (2.25%)
      4,500  American International Group, Inc.................................................              526,780
      6,240  Lincoln National Corp.............................................................              326,430
                                                                                                          ----------
                                                                                                             853,210
                                                                                                          ----------
Measuring Instruments, Photo Goods, Watches (5.43%)
      2,980  Bausch & Lomb, Inc................................................................              227,970
      8,940  Boston Scientific Corp. (b).......................................................              392,801
      6,250  Medtronic, Inc....................................................................              486,719
      3,550  Sybron International Corp. (b)....................................................               97,847
      1,590  VISX, Inc. (b)....................................................................              125,908
     13,800  Waters Corp. (b)..................................................................              733,124
                                                                                                          ----------
                                                                                                           2,064,369
                                                                                                          ----------
Non-Depository Credit Institutions (2.21%)
      5,350  Capital One Financial Corp........................................................              297,928
      5,810  Providian Financial Corp..........................................................              543,235
                                                                                                          ----------
                                                                                                             841,163
                                                                                                          ----------
Non-Durable Goods Wholesale (.41%)
      3,660  U.S. Foodservice (b)..............................................................              156,008
                                                                                                          ----------
Oil and Gas Extraction (1.28%)
      5,680  ENSCO International, Inc..........................................................              113,245
      7,980  Nabors Industries, Inc. (b).......................................................              195,011
      6,790  Transocean Offshore, Inc..........................................................              178,238
                                                                                                          ----------
                                                                                                             486,494
                                                                                                          ----------
Security and Commodity Brokers (1.58%)
      1,200  Charles Schwab Corp...............................................................              131,850
      4,575  Morgan Stanley Dean Witter & Co...................................................              468,938
                                                                                                          ----------
                                                                                                             600,788
                                                                                                          ----------
Stone, Clay, Glass, Concrete Products (.60%)
      1,720  Corning, Inc......................................................................              120,615
      1,670  Southdown, Inc....................................................................              107,298
                                                                                                          ----------
                                                                                                             227,913
                                                                                                          ----------
Textile Mill Products (.80%)
     18,350  Shaw Industries, Inc..............................................................              302,775
                                                                                                          ----------
Transportation Equipment (1.61%)
      5,755  General Motors - Class H (b)......................................................              323,719
      5,285  Harley - Davidson, Inc............................................................              287,372
                                                                                                          ----------
                                                                                                             611,091
                                                                                                          ----------
                    The accompanying notes are an integral part of these financial statements.


                                                                                                  CONSECO FUND GROUP
CONSECO BALANCED FUND                                                                           1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES
JUNE 30, 1999
(UNAUDITED)

   NUMBER OF
    SHARES                                        SECURITY                                                   VALUE
 -------------                                   -----------                                                -------
Water Transportation (1.07%)
      9,320  Royal Caribbean Cruises, Ltd......................................................          $   407,750
                                                                                                         -----------
             Total common stocks (cost $21,119,127)............................................          $23,564,517
                                                                                                         -----------
PREFERRED STOCKS (3.02% of total investments) (a)
Communications by Phone, Television, Radio, Cable (.95%)
         19  IXC Communications, Inc., Series B, PIK (d), 12.500%..............................               18,288
     12,000  Intermedia Communications, Inc., 7.000%,
               (c) Cost - $300,000; Acquired - 10/24/1997......................................              342,000
                                                                                                         -----------
                                                                                                             360,288
                                                                                                         -----------
Insurance Carriers (.53%)
      8,000  Lincoln National Corp., TOPrS (d), 6.400%, .......................................              201,000
                                                                                                         -----------
Measuring Instruments, Photo Goods, Watches (.97%)
      5,605  River Holding Corp., Series B, PIK (d), 11.500%...................................              369,229
                                                                                                         -----------
Non-Depository Credit Institutions (.57%)
      2,000  Centaur Funding Corp., 9.080%,
               (c) Cost - $226,056; Acquired - 01/14/1999......................................              215,125
                                                                                                         -----------
             Total preferred stocks (cost $1,268,560)..........................................          $ 1,145,642
                                                                                                         -----------
PREFERRED STOCKS - CONVERTIBLE (.91% of total investments) (a)
Electric, Gas, Water, Cogeneration, Sanitary Services (.91%)
      6,000  The AES Corporation Trust II, 5.500%,
               (c) Cost - $300,000; Acquired - 10/24/1997......................................              346,500
                                                                                                         -----------
             Total preferred stocks - convertible (cost $300,000)..............................          $   346,500
                                                                                                         -----------
WARRANTS (0.00% of total investments) (a)
Communications by Phone, Television, Radio, Cable (0.00%)
        100  Park `N View, Inc.................................................................                  100
                                                                                                         -----------
Miscellaneous Manufacturing (0.00%)
        200  V2 Music Holdings.................................................................                   25
                                                                                                         -----------
             Total warrants (cost $0)..........................................................          $       125
                                                                                                         -----------

   PRINCIPAL
    AMOUNT
 -------------
CORPORATE BONDS (23.68% of total investments) (a)
Apparel and Other Finished Products (.26%)
    100,000  Tommy Hilfiger Corp., 6.500%, due 06/01/2003......................................               97,166
                                                                                                         -----------

                        The accompanying notes are an integral part of these financial statements.

                                                                              29

                                                                                                  CONSECO FUND GROUP
CONSECO BALANCED FUND                                                                           1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES
JUNE 30, 1999
(UNAUDITED)

   PRINCIPAL
    AMOUNT                                        SECURITY                                                   VALUE
 -------------                                   -----------                                                -------
Auto Repair and Parking (1.30%)
    400,000  Amerco-MTN, 7.470%, due 01/15/2027................................................           $  393,368
    100,000  Avis Rent A Car, Inc., 11.000%, due 05/01/2009,
               (c) Cost - $101,375; Acquired - 06/28/1999......................................              101,875
                                                                                                          ----------
                                                                                                             495,243
                                                                                                          ----------
Business Services (.38%)
    250,000  Pinnacle Holdings, Inc., STEP (d) 0.000%/10.000%, due 03/15/2008..................              144,375
                                                                                                          ----------
Communications by Phone, Television, Radio, Cable (1.98%)
    150,000  Cable and Wireless Communications PLC, 6.375%, due 03/06/2003.....................              147,635
    200,000  Lenfest Communications, Inc., 8.375%, due 11/01/2005..............................              208,500
    100,000  Park `N View, Inc., Series B, 13.000%, due 05/15/2008.............................               30,500
    400,000  Sprint Capital Corp., 6.875%, due 11/15/2028......................................              365,294
                                                                                                          ----------
                                                                                                             751,929
                                                                                                          ----------
Depository Institutions (3.67%)
    300,000  Centura Bank, 6.500% due 03/15/2009...............................................              280,539
    500,000  Dime Bancorp, Inc., 6.375%, due 01/30/2001........................................              497,380
    650,000  Union Planters Bank, National Association, 6.500%, due 03/15/2008  ...............              613,995
                                                                                                          ----------
                                                                                                           1,391,914
                                                                                                          ----------
Electric, Gas, Water, Cogeneration, Sanitary Services (1.84%)
    700,000  Waste Management, Inc., 6.625%, due 07/15/2002....................................              699,683
                                                                                                          ----------
Food Stores (1.18%)
    300,000  Kroger Co., 6.000%, due 07/01/2000................................................              299,770
    150,000  Safeway, Inc., 5.750%, due 11/15/2000.............................................              148,835
                                                                                                          ----------
                                                                                                             448,605
                                                                                                          ----------
General Merchandise Stores (.38%)
    150,000  Shopko Stores, Inc., 6.500%, due 08/15/2003.......................................              145,451
                                                                                                          ----------
Hotels, Other Lodging Places (.88%)
    350,000  HMH Properties, Inc., 8.450%, due 12/01/2008......................................              334,250
                                                                                                          ----------
Insurance Companies (.86%)
    400,000  Orion Capital Trust II, 7.700%, due 04/15/2028....................................              325,623
                                                                                                          ----------
Lumber and Wood Products, except Furniture (1.33%)
    500,000  West Fraser Mill, 7.250%, due 09/15/2002,
               (c) Cost - $499,920; Acquired - 01/06/1997......................................              506,150
                                                                                                          ----------
Measuring Instruments, Photo Goods, Watches (.92%)
    350,000  Bausch & Lomb, Inc., 6.150%, due 08/01/2001......................................               347,293
                                                                                                          ----------
Miscellaneous Manufacturing (.27%)
    200,000  V2 Music Holdings, STEP (d) 0.000%/14.000%, due 04/15/2008,
                (c) Cost - $102,402; Acquired - 05/07/1998.....................................              104,000
                                                                                                          ----------

                        The accompanying notes are an integral part of these financial statements.


                                                                                                  CONSECO FUND GROUP
CONSECO BALANCED FUND                                                                           1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES
JUNE 30, 1999
(UNAUDITED)

   PRINCIPAL
    AMOUNT                                        SECURITY                                                   VALUE
 -------------                                   -----------                                                -------
Miscellaneous Retail (.28%)
    100,000  Michaels Stores, Inc., 10.875%, due 06/15/2006....................................           $  107,375
                                                                                                          ----------
Non-Depository Credit Institutions (.38%)
    150,000  Key Bank USA, National Association, BKNT, 6.500%, due 10/15/2027..................              145,082
                                                                                                          ----------
Oil and Gas Extraction (1.29%)
    500,000  Triton Energy Ltd., 9.250%, due 04/15/2005........................................              490,000
                                                                                                          ----------
Petroleum Refining and Related Industries (1.49%)
    175,000  Lyondell Chemical Co., 9.625%, due 05/01/2007,
                (c) Cost - $178,500; Acquired - 06/24/1999.....................................              180,688
    350,000  Pennzoil Co., 10.125%, due 11/15/2009.............................................              385,801
                                                                                                          ----------
                                                                                                             566,489
                                                                                                          ----------
Real Estate Investment Trusts (REITS) (3.29%)
    150,000  CarrAmerica Realty Corp., 6.625%, due 03/01/2005..................................              140,940
    500,000  Regency Centers, L.P., 7.400%, due 04/01/2004.....................................              497,093
    100,000  Corporate Property Investors, Inc., 9.000%, due 03/15/2002,
                (c) Cost - $109,680; Acquired - 03/17/1998.....................................              104,652
    500,000  United Dominion Realty Trust, Inc., 8.125%, due 11/15/2000........................              507,112
                                                                                                          ----------
                                                                                                           1,249,797
                                                                                                          ----------
Security and Commodity Brokers (1.44%)
    200,000  Fidelity Investments, 7.570%, due 06/15/2029,
               (c) Cost - $200,000; Acquired - 06/17/1999......................................              199,750
    350,000  Lehman Brothers Holdings, Inc., 7.000%, due 05/15/2003............................              348,474
                                                                                                          ----------
                                                                                                             548,224
                                                                                                          ----------
Stone, Clay, Glass, Concrete (.26%)
    100,000  Owens Corning, 7.500%, due 05/01/2005.............................................               99,086
                                                                                                          ----------
             Total corporate bonds (cost $9,260,989)...........................................           $8,997,735
                                                                                                          ----------
MUNICIPAL BONDS (1.53% of total investments) (a)
    250,000  Capital Projects Finance Authority, Florida Revenue, 8.000%, due 12/01/2001.......              249,165
    350,000  Mississippi Development Bank, Special Obligation, Series 1998, 8.500%,
               due 12/01/2018..................................................................              331,280
                                                                                                          ----------

             Total municipal bonds (cost $600,000).............................................           $  580,445
                                                                                                          ----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (7.25% of total investments) (a)
  1,115,000  U.S. Treasury Bond, 5.500%, due 05/15/2009........................................            1,089,216
    100,000  U.S. Treasury Note, 5.375%, due 06/30/2003........................................               98,782
    250,000  U.S. Treasury Note, 5.250%, due 05/15/2004........................................              245,703
  1,490,000  U.S. Treasury Note, 5.250%, due 11/15/2028........................................            1,319,116
                                                                                                          ----------

             Total U.S. government and agency obligations (cost $2,801,627)....................           $2,752,817
                                                                                                          ----------

                        The accompanying notes are an integral part of these financial statements.


                                                                                                  CONSECO FUND GROUP
CONSECO BALANCED FUND                                                                           1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES
JUNE 30, 1999
(UNAUDITED)

   PRINCIPAL
    AMOUNT                                        SECURITY                                                   VALUE
 -------------                                   -----------                                                -------
COMMERCIAL PAPER (1.58% of total investments) (a)
Depository Institutions (1.58%)
    600,000  Citibank Capital Markets Assets, 5.800%, due 07/01/1999...........................          $   599,903
                                                                                                         -----------
             Total commercial paper (cost $599,903)............................................          $   599,903
                                                                                                         -----------
             Total investments in securities (cost $35,950,206)................................          $37,987,684
                                                                                                         -----------
                                                                                                         -----------

(a) Using Standard Industry Codes prepared by the Technical Committee on Industrial Classifications.
(b) Non-dividend paying common stock.
(c) Restricted under Rule 144A of the Securities Act of 1933.
(d) PIK - Payment In Kind.
    STEP - Bonds where the coupon increases or steps up at a predetermined rate.
    TOPrS - Trust Originated Preferred Securities.

                        The accompanying notes are an integral part of these financial statements.

32

                                                              CONSECO FUND GROUP
CONSECO EQUITY FUND                                         1999 Mid-Year Report
--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REVIEW            Searching for high equity and total return

   The fund enjoyed a solid six-month performance, returning 10.39% (A shares)* vs. 6.87% for the S&P 400 Midcap Index. During a period when the market once again began to favor stocks other than the top 50, these results encouraged those of us who adhere to bottom-up research and active management.

   Our six-month record was largely attributable to investing in well-managed companies representing some of the most exciting growth areas like technology, telecommunications, media and advertising. We believe the high returns on capital from these companies are sustainable and likely to increase.

   The explosion in e-commerce is extremely powerful and we believe the Internet will eventually transform the way business is conducted in virtually every sector. Rather than concentrate on pure Internet portals, we've chosen to focus on more traditional companies poised to deliver earnings increases via the Internet.

   One example, First Data, develops Internet solutions for customer bill delivery and settlement. Long known for strengths in credit card processing and issuance (and the Western Union franchise), it is divesting its unprofitable businesses and using the proceeds -- along with Western Union's strong cash flow -- to diversify into alliances with other Internet companies. As a result, First Data could be the preeminent player in Internet transaction processing.

   Data traffic on traditional telecommunication networks is increasing rapidly, demanding greater bandwidth, and faster processing and storage. By investing in companies that create the hardware for this technology, as well as in companies that connect users to the Internet, the fund generated solid returns.

   Two companies providing unique personal and household information connectivity also performed well. EchoStar Communications delivers direct satellite television and the Internet into households. Its value is increasing because it offers a viable, lower-cost cable alternative to content providers. Research in Motion offers Internet connectivity through a new proprietary technology enabling individuals to stay fully connected with their office, e-mail, calendar and productivity tools via a two-way, pager-like device using existing paging networks.

   In conclusion, it appears that new growth drivers such as telecommunications and the Internet, combined with some economies improving overseas, are making mid-cap return potential more attractive than slower-growing large-caps. We're concerned about the Fed's cautious tone on inflation -- particularly in the labor markets. Although the markets responded favorably to the June 30 tightening, the Fed may act upon any wage pressure evidence. Y2K concerns remain. If a portion of the year's first-half strength was related to corporate Y2K readiness, then we may experience a corresponding second-half slow down.

   We will continue to use our bottom-up, research-intensive approach to seek shareholder value for you.

Thomas J. Pence, CFA
Senior Vice President, Portfolio Manager
Conseco Capital Management, Inc.

Average Annual Total Return* (as of 6/30/99)

                                    YTD
                    Inception      (not      One     Since
                      Date      annualized)  Year   Inception
                      -----     ----------  ------ ----------
   Class A........  01/02/97       10.39%   12.39%   19.94%
   Class B .......  01/28/98       10.14%   11.84%   17.20%
   Class C........  02/19/98       10.35%   12.14%   12.41%
   Class Y........  01/02/97       10.70%   12.90%   20.56%
   S&P 400 Midcap.. 01/02/97        6.87%   17.18%   23.17%
   S&P 500 Index..  01/02/97       12.38%   22.75%   30.00%
--------------------------------------------------------------------------------
 Top Five Sectors (as of 6/30/99)
   Manufacturing.............................        30.10%
   Services..................................        19.55%
   Wholesale and Retail Trade................        18.20%
   Finance, Insurance and Real Estate........        15.13%
   Transportation, Communication,
      Electric, Gas and Sanitary Services....        14.89%
--------------------------------------------------------------------------------
 Top Ten Holdings (as of 6/30/99)
   Family Dollar Stores, Inc.................         3.49%
   Waters Corp...............................         3.21%
   Kroger Co.................................         3.06%
   Research in Motion, Ltd...................         3.05%
   First Data Corp...........................         2.88%
   EchoStar Communications Corp..............         2.85%
   W.W. Grainger, Inc........................         2.81%
   Ford Motor Credit Co......................         2.43%
   Providian Financial Corp..................         2.40%
   Clear Channel Communications, Inc.........         2.29%
--------------------------------------------------------------------------------
 * Current Net Assets: $97,535,492
 * Increase in Net Assets YTD: $8,265,893
 * Percentage Increase in Net Assets YTD: 9.26%

*Past performance is no guarantee of future results. Your investment return and principal will fluctuate and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual fee waivers and/or expense reimbursements through April 30, 2000. If the waivers were not in place, the fund's return would have been lower. Total return is shown without the applicable sales load. If the sales load was included, total return would have been lower. The maximum sales load for the Conseco Equity Fund is 5.75%. The Standard & Poor's 400 Midcap Index is an unmanaged index considered to be representative of the midcap stock arena in general. The Standard & Poor's 500 Index is an unmanaged index considered to be representative of the U.S. stock market in general.

                                                                                                  CONSECO FUND GROUP
CONSECO EQUITY FUND                                                                             1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES
JUNE 30, 1999
(UNAUDITED)

   NUMBER OF
    SHARES                                        SECURITY                                                   VALUE
 -------------                                   -----------                                                -------
COMMON STOCKS (97.57% of total investments) (a)
Amusement and Recreation Services (1.31%)
     25,260  International Speedway Corp.......................................................          $ 1,199,850
      1,750  Penske Motorsports, Inc. (b)......................................................               86,844
                                                                                                         -----------
                                                                                                           1,286,694
                                                                                                         -----------
Apparel and Accessory Stores (1.46%)
     15,570  Abercrombie & Fitch Co. (b).......................................................              747,360
     14,595  Intimate Brands, Inc..............................................................              691,438
                                                                                                         -----------
                                                                                                           1,438,798
                                                                                                         -----------
Apparel and Other Finished Products (1.22%)
     16,370  Tommy Hilfiger Corp. (b)..........................................................            1,203,195
                                                                                                         -----------
Business Services (18.11%)
     10,550  Citrix Systems, Inc. (b)..........................................................              596,075
     32,830  Clear Channel Communications, Inc. (b)............................................            2,263,218
     14,700  Concord EFS, Inc. (b).............................................................              621,994
      5,240  eBay, Inc. (b)....................................................................              791,240
     40,110  Electronic Arts, Inc. (b).........................................................            2,175,968
      9,410  Exodus Communications, Inc. (b)...................................................            1,128,612
     58,075  First Data Corp...................................................................            2,842,044
      7,780  Interpublic Group of Companies, Inc...............................................              673,943
     22,830  Omnicom Group, Inc................................................................            1,826,400
     61,320  Outdoor Systems, Inc. (b).........................................................            2,238,180
     41,690  Sotheby's Holdings, Inc. - Class A................................................            1,589,431
      6,515  Yahoo!, Inc. (b)..................................................................            1,122,209
                                                                                                         -----------
                                                                                                          17,869,314
                                                                                                         -----------
Chemicals and Allied Products (2.33%)
     12,740  Biogen, Inc. (b)..................................................................              819,341
     15,180  Estee Lauder Companies, Inc. - Class A ...........................................              760,898
     10,550  Medimmune, Inc. (b)...............................................................              714,763
                                                                                                         -----------
                                                                                                           2,295,002
                                                                                                         -----------
Communications By Phone, Television, Radio, Cable (12.18%)
      1,270  American Mobile Satellite Corp. (b)...............................................               20,796
     31,230  Cox Communications, Inc. - Class A (b)............................................            1,149,654
     18,350  EchoStar Communications Corp. - Class A (b).......................................            2,815,578
     20,250  Frontier Corp.....................................................................            1,194,750
     36,330  Infinity Broadcasting Corp. (b)...................................................            1,080,818
      8,760  Nextlink Communications, Inc. (b).................................................              651,525
    148,365  Research In Motion, Ltd. (b)......................................................            3,004,390
      9,490  TCA Cable TV, Inc. (b)............................................................              526,695
      5,590  TV Guide, Inc. - Class A (b)......................................................              204,734
     10,970  Teligent, Inc. - Class A (b)......................................................              656,143
     17,675  USA Networks, Inc. (b)............................................................              709,209
                                                                                                         -----------
                                                                                                          12,014,292
                                                                                                         -----------
                       The accompanying notes are an integral part of these financial statements.

34

                                                                                                  CONSECO FUND GROUP
CONSECO EQUITY FUND                                                                             1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES
JUNE 30, 1999
(UNAUDITED)

   NUMBER OF
    SHARES                                        SECURITY                                                   VALUE
 -------------                                   -----------                                                -------
Depository Institutions (4.24%)
     14,570  Fifth Third Bancorp...............................................................           $  969,816
      7,260  Marshall & Ilsley Corp............................................................              467,363
     50,400  Mellon Bank Corp..................................................................            1,833,300
     14,400  Zions Bancorporation..............................................................              914,400
                                                                                                         -----------
                                                                                                           4,184,879
                                                                                                         -----------
Durable Goods - Wholesale (3.71%)
     23,150  Tech Data Corp. (b)...............................................................              885,488
     51,510  W.W. Grainger, Inc................................................................            2,771,881
                                                                                                         -----------
                                                                                                           3,657,369
                                                                                                         -----------
Eating and Drinking Places (.48%)
     12,680  Starbucks Corp. (b)...............................................................              476,293
                                                                                                         -----------
Educational Services (.13%)
      4,620  Apollo Group, Inc. - Class A (b)..................................................              122,719
                                                                                                         -----------
Electric, Gas, Water, Cogeneration, Sanitary Services (.95%)
     24,540  Azurix Corp. (b)..................................................................              490,800
     17,050  Energy East Corp..................................................................              443,300
                                                                                                         -----------
                                                                                                             934,100
                                                                                                         -----------
Electrical, Other Electrical Equipment, except Computers (9.11%)
      3,770  Analog Devices, Inc. (b)..........................................................              189,207
      7,250  Comverse Technology, Inc. (b).....................................................              547,375
     17,975  The DII Group, Inc. (b)...........................................................              670,692
     51,970  General Instrument Corp. (b)......................................................            2,208,724
     22,370  Jabil Circuit, Inc. (b)...........................................................            1,009,446
     11,540  LSI Logic Corp. (b)...............................................................              532,283
     16,540  Lattice Semiconductor Corp. (b)...................................................            1,029,615
      7,400  Maxim Integrated Products, Inc. (b)...............................................              492,100
     23,400  Vitesse Semiconductor Corp. (b)...................................................            1,578,038
     12,730  Xilinx, Inc. (b)..................................................................              728,793
                                                                                                         -----------
                                                                                                           8,986,273
                                                                                                         -----------
Food and Kindred Products (1.36%)
      8,600  Tootsie Roll Industries, Inc......................................................              332,175
     11,230  Wm. Wrigley Jr. Co................................................................            1,010,700
                                                                                                         -----------
                                                                                                           1,342,875
                                                                                                         -----------
Food Stores (3.06%)
    108,080  Kroger Co. (b)....................................................................            3,019,484
                                                                                                         -----------
General Merchandise Stores (4.70%)
     26,090  Ames Department Stores, Inc. (b)..................................................            1,190,356
    143,650  Family Dollar Stores, Inc.........................................................            3,447,599
                                                                                                         -----------
                                                                                                           4,637,955
                                                                                                         -----------
                        The accompanying notes are an integral part of these financial statements.

                                                                                                  CONSECO FUND GROUP
CONSECO EQUITY FUND                                                                             1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES
JUNE 30, 1999
(UNAUDITED)

   NUMBER OF
    SHARES                                        SECURITY                                                   VALUE
 -------------                                   -----------                                                -------
Home Furniture and Equipment Stores (3.27%)
     16,995  Circuit City Stores, Inc..........................................................          $ 1,580,535
     24,970  Tandy Corp........................................................................            1,220,409
     37,420  Trans World Entertainment Corp. (b)...............................................              420,975
                                                                                                         -----------
                                                                                                           3,221,919
                                                                                                         -----------
Industrial, Commercial Machinery, Computers (2.90%)
     22,160  Adaptec, Inc. (b).................................................................              782,525
     15,070  Baker Hughes, Inc.................................................................              504,845
     26,520  Mettler - Toledo International, Inc. (b)..........................................              658,028
     14,310  Pitney Bowes, Inc.................................................................              919,418
                                                                                                         -----------
                                                                                                           2,864,816
                                                                                                         -----------
Insurance Agents, Brokers (1.80%)
     23,500  Marsh & McLennan Companies, Inc...................................................            1,774,250
                                                                                                         -----------
Insurance Companies (2.35%)
     14,700  Allmerica Financial Corp. ........................................................              893,944
     27,300  Lincoln National Corp.............................................................            1,428,131
                                                                                                         -----------
                                                                                                           2,322,075
                                                                                                         -----------
Measuring Instruments, Photo Goods, Watches (7.41%)
     12,800  Bausch & Lomb, Inc................................................................              979,200
     38,370  Boston Scientific Corp. (b).......................................................            1,685,882
     34,010  Sybron International Corp. (b)....................................................              937,401
      6,870  VISX, Inc. (b)....................................................................              544,018
     59,600  Waters Corp. (b)..................................................................            3,166,249
                                                                                                         -----------
                                                                                                           7,312,750
                                                                                                         -----------
Miscellaneous Retail (.50%)
     24,720  Valuevision International, Inc. - Class A (b).....................................              491,310
                                                                                                         -----------
Non-Depository Credit Institutions (3.73%)
     23,565  Capital One Financial Corp........................................................            1,312,276
     25,335  Providian Financial Corp. ........................................................            2,368,822
                                                                                                         -----------
                                                                                                           3,681,098
                                                                                                         -----------
Non-Durable Goods Wholesale (1.02%)
     14,693  Bindley Western Industries, Inc. (b)..............................................              338,865
     15,720  U.S. Foodservice (b)..............................................................              670,065
                                                                                                         -----------
                                                                                                           1,008,930
                                                                                                         -----------
Oil and Gas Extraction (2.13%)
     25,010  ENSCO International, Inc. ........................................................              498,637
     34,360  Nabors Industries, Inc. (b).......................................................              839,673
     29,200  Transocean Offshore, Inc. ........................................................              766,500
                                                                                                         -----------
                                                                                                           2,104,810
                                                                                                         -----------
Printing and Publishing (.23%)
        425  The Washington Post Co. - Class B.................................................              228,544
                                                                                                         -----------

                        The accompanying notes are an integral part of these financial statements.

36

                                                                                                  CONSECO FUND GROUP
CONSECO EQUITY FUND                                                                             1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES
JUNE 30, 1999
(UNAUDITED)

   NUMBER OF
    SHARES                                        SECURITY                                                   VALUE
 -------------                                   -----------                                                -------
Security and Commodity Brokers (.58%)
      5,155  Charles Schwab Corp...............................................................          $   566,406
                                                                                                         -----------
Stone, Clay, Glass, Concrete Products (1.38%)
      7,330  Corning, Inc......................................................................              514,016
     13,150  Southdown, Inc. (b)...............................................................              844,888
                                                                                                         -----------
                                                                                                           1,358,904
                                                                                                         -----------
Textile Mill Products (1.31%)
     78,550  Shaw Industries, Inc..............................................................            1,296,075
                                                                                                         -----------

Transportation Equipment (2.85%)
     28,265  General Motors - Class H (b)......................................................            1,589,906
     22,515  Harley - Davidson, Inc............................................................            1,224,253
                                                                                                         -----------
                                                                                                           2,814,159
                                                                                                         -----------
Water Transportation (1.76%)
     39,680  Royal Caribbean Cruises, Ltd......................................................            1,736,000
                                                                                                         -----------

             Total common stocks  (cost $85,052,186)...........................................          $96,251,288
                                                                                                         -----------

  PRINCIPAL
    AMOUNT
 -------------
COMMERCIAL PAPER (2.43% of total investments) (a)
Non-Depository Credit Institutions (2.43%)
  2,400,000  Ford Motor Credit Co., 5.750%, due 07/01/1999.....................................            2,399,617
                                                                                                         -----------

             Total commercial paper  (cost $2,399,617).........................................          $ 2,399,617
                                                                                                         -----------

             Total investments in securities (cost $87,451,803)................................          $98,650,905
                                                                                                         -----------
                                                                                                         -----------

(a) Using Standard Industry Codes prepared by the Technical Committee on Industrial Classifications.
(b) Non-dividend paying common stock.

                        The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
CONSECO 20 FUND                                             1999 Mid-Year Report
--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REVIEW
                        Searching for growth through a portfolio of "best ideas"

   The fund is growing and has provided exceptionally strong returns, outperforming the fund's benchmarks by significant margins over the past six months.

   Our all-cap, growth-with-value concentrated strategy is one key to this success. More than 30 industry analysts aggresively investigate and analyze reasonably priced growth companies that are producing earnings as fast or faster than the S&P's 50 largest companies.

   Bottom-up research and strict discipline enable us to "surround" a company and invest at very attractive prices. Only 29 highly coveted, "best of the best" names have met our rugged entry criteria. We don't stop there. This year, we've visited many of our top holdings, "kicking the tires" and relentlessly scrutinizing management and results.

   This investigative investing includes selling holdings that no longer meet our criteria.

   Coinciding with our research philosophy, many domestic and foreign investors have shifted their investment strategies, transferring assets "down market" -- out of the top large-caps into companies whose stock has greater value and growth potential, like those that comprise the Conseco 20 Fund. Hence, the fund has profited from this market movement.

Exciting Risk-Reward Performance Opportunities

   Each investment features a healthy balance sheet and strong returns on invested capital, solid R&D, product leadership, increasing sales, upward earnings trends and committed leadership with an equity stake.

   We like the portfolio's risk-reward ratio because each holding has strong fundamentals and sound management. We believe they are emerging leaders in growing sectors, capable of delivering above-average earnings over the next 18 to 24 months.

   EchoStar is an example that epitomizes the fund's performance. A pure play in the satellite TV industry, its technology delivers point-to-point video quality far superior to and more cost-effective than cable. By summer's end, President Clinton is expected to sign a landmark communications bill that will guarantee satellite-company access to local TV channels.

   Requiring minimal capital investment, EchoStar can offer up to 500 channels, is Internet-ready, and is positioned to immediately offer service to 100 million American homes. They hope to accomplish this at a mere fraction of what it will cost competitors. By June 30, the stock had increased by nearly 55% from the fund's original purchase price.

   That is what this focus fund is all about -- highly visible, well-managed companies with good growth, compelling valuations and considerable staying power.

Erik J. Voss, CFA
2nd Vice President, Portfolio Manager
Conseco Capital Management, Inc.

Average Annual Total Return* (as of 6/30/99)

                                   YTD
                    Inception     (not       One     Since
                      Date     annualized)   Year  Inception
                      -----    -----------  -----  ----------
   Class A........  01/01/98       20.55%   29.55%   33.53%
   Class B........  02/18/98       20.38%   29.11%   24.55%
   Class C........  03/10/98       20.31%   29.12%   21.59%
   Class Y........  04/06/98       20.99%   30.25%   19.03%
   S&P 400 Midcap   01/01/98        6.87%   17.18%   17.46%
   S&P 500 Index..  01/01/98       12.38%   22.75%   27.80%
--------------------------------------------------------------------------------
 Top Five Sectors (as of 6/30/99)
   Finance, Insurance and Real Estate........        21.85%
   Services..................................        21.10%
   Transportation, Communication,
      Electric, Gas and Sanitary Services....        20.86%
   Manufacturing.............................        19.89%
   Wholesale and Retail Trade................        14.61%
--------------------------------------------------------------------------------
 Top Ten Holdings (as of 6/30/99)
   Research in Motion, Ltd...................         6.36%
   EchoStar Communications Corp..............         5.99%
   Kroger Co.................................         5.25%
   Ford Motor Credit Co......................         5.16%
   Royal Caribbean Cruises, Ltd..............         5.04%
   Electronic Arts, Inc......................         4.47%
   Berkshire Hathaway, Inc...................         4.33%
   Sotheby's Holdings, Inc...................         4.12%
   Waters Corp...............................         4.11%
   W.W. Grainger, Inc........................         4.02%
--------------------------------------------------------------------------------
 * Current Net Assets: $72,606,228
 * Increase in Net Assets YTD: $28,337,098
 * Percentage Increase in Net Assets YTD: 64.01%

*Past performance is no guarantee of future results. Your investment return and principal will fluctuate and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual fee waivers and/or expense reimbursements through April 30, 2000. If the waivers were not in place, the fund's return would have been lower. Total return is shown without the applicable sales load. If the sales load was included, total return would have been lower. The maximum sales load for the Conseco 20 Fund is 5.75%. The Standard & Poor's 400 Midcap Index is an unmanaged index considered to be representative of the mid-cap stock arena in general. The Standard & Poor's 500 Index is an unmanaged index considered to be representative of the U.S. stock market in general.

                                                                                                  CONSECO FUND GROUP
CONSECO 20 FUND                                                                                 1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES
JUNE 30, 1999
(UNAUDITED)

   NUMBER OF
    SHARES                                        SECURITY                                                   VALUE
 -------------                                   -----------                                                -------
COMMON STOCKS (94.84% of total investments) (a)
Business Services (19.00%)
     19,580  Clear Channel Communications, Inc. (b)............................................          $ 1,349,796
     59,030  Electronic Arts, Inc. (b).........................................................            3,202,377
     29,295  First Data Corp...................................................................            1,433,624
     27,850  Microsoft Corp. (b)...............................................................            2,511,722
     27,020  Omnicom Group, Inc................................................................            2,161,600
     77,500  Sotheby's Holdings, Inc. - Class A................................................            2,954,688
                                                                                                         -----------
                                                                                                          13,613,807
                                                                                                         -----------
Chemicals and Allied Products (2.95%)
      9,860  Pfizer, Inc.......................................................................            1,082,135
     14,920  Warner-Lambert, Co................................................................            1,035,075
                                                                                                         -----------
                                                                                                           2,117,210
                                                                                                         -----------
Communications by Phone, Television, Radio, Cable (15.82%)
     27,965  EchoStar Communications Corp. - Class A (b).......................................            4,290,880
     28,910  MCI Worldcom, Inc. (b)............................................................            2,488,067
    225,240  Research In Motion, Ltd. (b)......................................................            4,561,110
                                                                                                         -----------
                                                                                                          11,340,057
                                                                                                         -----------
Depository Institutions (2.72%)
     45,630  Wells Fargo & Co..................................................................            1,950,683
                                                                                                         -----------
Durable Goods - Wholesale (4.02%)
     53,480  W.W. Grainger, Inc................................................................            2,877,892
                                                                                                         -----------
Educational Services (2.10%)
     67,370  Devry (b).........................................................................            1,507,404
                                                                                                         -----------
Electrical, Other Electrical Equipment, except Computers (5.22%)
     21,835  Motorola, Inc.....................................................................            2,068,866
     18,260  Nokia Corp. - Class A.............................................................            1,671,931
                                                                                                         -----------
                                                                                                           3,740,797
                                                                                                         -----------
Food Stores (5.25%)
    134,740  Kroger Co. (b)....................................................................            3,764,298
                                                                                                         -----------
General Merchandise Stores (2.65%)
     29,200  Dayton Hudson Corp. (b)...........................................................            1,898,000
                                                                                                         -----------
Home Furniture & Equipment Store (2.69%)
     20,760  Circuit City Stores, Inc..........................................................            1,930,680
                                                                                                         -----------
Industrial, Commercial Machinery, Computers (1.85%)
     20,610  Pitney Bowes, Inc.................................................................            1,324,193
                                                                                                         -----------
Insurance Agents, Brokers (3.29%)
     31,210  Marsh & McLennan Companies, Inc...................................................            2,356,354
                                                                                                         -----------

                        The accompanying notes are an integral part of these financial statements.


                                                                                                  CONSECO FUND GROUP
CONSECO 20 FUND                                                                                 1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS IN SECURITIES
JUNE 30, 1999
(UNAUDITED)

   NUMBER OF
    SHARES                                        SECURITY                                                   VALUE
 -------------                                   -----------                                                -------
Insurance Companies (6.68%)
     14,430  American International Group, Inc.................................................          $ 1,689,212
         45  Berkshire Hathaway, Inc. (b)......................................................            3,100,500
                                                                                                         -----------
                                                                                                           4,789,712
                                                                                                         -----------
Measuring Instruments, Photo Goods, Watches (7.56%)
     31,700  Medtronic, Inc....................................................................            2,468,638
     55,500  Waters Corp. (b)..................................................................            2,948,438
                                                                                                         -----------
                                                                                                           5,417,076
                                                                                                         -----------
Oil and Gas Extraction (1.69%)
     46,080  Transocean Offshore, Inc. ........................................................            1,209,600
                                                                                                         -----------
Security and Commodity Brokers (4.00%)
     27,960  Morgan Stanley Dean Witter & Co...................................................            2,865,900
                                                                                                         -----------
Transportation Equipment (2.31%)
     29,410  General Motors - Class H (b)......................................................            1,654,313
                                                                                                         -----------
Water Transportation (5.04%)
     82,550  Royal Caribbean Cruises, Ltd......................................................            3,611,562
                                                                                                         -----------

             Total common stocks (cost $60,073,696)............................................          $67,969,538
                                                                                                         -----------

  PRINCINPAL
    AMOUNT
 -------------
COMMERCIAL PAPER (5.16% of total investments) (a)
Non-Depository Credit Institutions (5.16%)
  3,700,000  Ford Motor Credit Co., 5.750%, due 07/01/1999.....................................            3,699,409
                                                                                                         -----------

             Total commercial paper (cost $3,699,409)..........................................          $ 3,699,409
                                                                                                         -----------

             Total investments in securities (cost $63,773,105)................................          $71,668,947
                                                                                                         ===========


(a) Using Standard Industry Codes prepared by the Technical Committee on Industrial Classifications.
(b) Non-dividend paying common stock.


                        The accompanying notes are an integral part of these financial statements.

40

                                                              CONSECO FUND GROUP
                                                            1999 Mid-Year Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999
(UNAUDITED)

1. ORGANIZATION

     Conseco Fund Group (the "Trust") is an open-end diversified management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"). The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is a "series" type of mutual fund which issues separate series of shares of beneficial interest, each of which represents a separate portfolio of investments. The Trust consists of six series ("Funds"), each with its own investment objective and investment policies. The Funds are the Conseco Fixed Income Fund, Conseco High Yield Fund, Conseco Convertible Securities Fund, Conseco Balanced Fund, Conseco Equity Fund and Conseco 20 Fund. The Conseco Fixed Income, Conseco Balanced and Conseco Equity Funds became operational and available for sale on January 2, 1997. The Conseco High Yield and Conseco 20 Funds commenced operations on January 1, 1998. The Conseco Convertible Securities Fund became operational and available for sale on September 28, 1998.

     Each of the Funds has distinct investment objectives. The Conseco Fixed Income Fund invests primarily in investment grade debt securities. The Conseco High Yield Fund invests primarily in below investment grade securities, commonly known as "junk bonds" or high-yield securities. The Conseco Convertible Securities Fund invests primarily in below investment grade securities that are convertible into common stock. The Conseco Balanced Fund invests in several asset classes including debt securities, equity securities and money market instruments. The Conseco Equity Fund invests in selected equity securities and other securities having the investment characteristics of common stocks. The Conseco 20 Fund concentrates its investments in a core position of approximately 20 to 30 common stocks believed to have above-average growth prospects.

     The Funds offer four classes of shares: Class A, Class B, Class C and Class
Y. Effective January 2, 1998, the Trust offered Class B and Class C shares. Sales of Class A shares may be subject to a front-end sales charge. Redemptions of Class B and Class C shares may be subject to a contingent deferred sales charge (as a percentage of the offering price or net asset value at the time of sale, whichever is less). Class Y shares are available with no sales charge to certain institutional investors and qualifying individual investors. The Funds are authorized to issue an unlimited number of shares.

     Class B shares have a contingent deferred sales charge for redemptions occurring within six years of their purchase. The contingent deferred sales charge is a percentage of the net asset value of the shares at the date of purchase or the net asset value of the shares at the date of redemption, whichever is less. These charges are 5% in year one, 4% in year two, 3% in year three, 3% in year four, 2% in year five and 1% in year six. Class B will automatically convert to a number of Class A shares of equal dollar value eight years after purchase. This conversion feature benefits shareholders because Class A shares have lower ongoing expenses than Class B shares. Class C shares that are held for less than one year are subject to a contingent deferred sales charge upon redemption in an amount equal to 1% of the lower of the net asset value of the shares at the date of purchase or the net asset value of the shares at the date of redemption. Class C shares held one year or longer are not subject to this contingent deferred sales charge. The contingent deferred sales charge will not apply to shares acquired due to reinvestment of dividends or capital gains distributions.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation, Transactions and Related
Investment Income

     The investments in each portfolio are valued at the close of regular trading on the New York Stock Exchange on each business day. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on the specific identification basis. All Funds may invest in U.S. dollar denominated corporate debt securities of domestic issuers, and all Funds except the Conseco Equity Fund may invest in debt securities of foreign issuers that may or may not be U.S. dollar denominated.

     The following summarizes the investments, which carry certain restrictions as to resale from the Trust to certain qualified buyers:

                                          Market       % of
         Fund                 Cost        Value        Fund
         -----            -----------   ----------     ----
Conseco Fixed Income -
   bonds...............  $11,073,359    $10,910,778    14.93%
Conseco Fixed Income -
   preferred stock.....      750,000        806,719     1.10%

                                                              CONSECO FUND GROUP
                                                            1999 Mid-Year Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999
(UNAUDITED)

                                        Market     % of
         Fund               Cost         Value      Fund
         -----            ----------- ----------    -----
Conseco High Yield -
   bonds..............    25,963,858  25,476,677    24.06%
Conseco Convertible
   Securities - bonds..    3,370,313   3,707,812     9.45%
Conseco Convertible
   Securities -
   preferred stock.....    1,014,700   2,076,000     5.29%
Conseco Balanced -
   bonds...............    1,191,877   1,197,115     3.15%
Conseco Balanced -
   preferred stocks....      826,056     903,625     2.38%

     These securities are eligible for resale to qualified institutional buyers in transactions exempt from registration under Rule 144A of the Securities Act of 1933.

     In each Fund of the Trust, Fund securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Fund securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities for which market quotations are not readily available are valued at fair value as determined under policies approved by the Board of Trustees of the Trust. Debt securities with maturities of sixty (60) days or less are valued at amortized cost.

Dividends to Shareholders

     Dividends from the Conseco Fixed Income, Conseco High Yield and Conseco Convertible Securities Funds will be declared and distributed monthly. Dividends from the Conseco Balanced, Conseco Equity and Conseco 20 Funds will be declared and distributed quarterly. However, the Trustees may decide to declare dividends at other intervals.

     Dividends to shareholders from net investment income are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax differences relating to dividends to shareholders may result in reclassifications to paid-in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Any taxable income or gain of the Trust remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Fund or Funds to which such gains are attributable.

Organization Costs

     Costs incurred by all Funds, except the Conseco Convertible Securities Fund, in connection with their organization and public offering of shares totaling $461,794 have been deferred and will be amortized over a period of approximately 5 years beginning with the initial date of sale of shares to the public. Such costs were advanced by Conseco, Inc. ("Conseco") and were reimbursed by the Funds. The proceeds of any redemption of the initial shares (purchased by subsidiaries of Conseco) by any holder thereof will be reduced by any unamortized organization costs in the same proportion as the number of initial shares being redeemed to the number of initial shares outstanding at the time of such redemption.

     Statement of Position 98-5 ("SOP 98-5") states that organization costs may no longer be capitalized and carried as assets with ratable reduction through amortization. SOP 98-5, as it pertains to the Trust, permits capitalization of organization costs only if the investment company shares are sold to independent third parties prior to June 30, 1998. Due to the commencement of operations of the Conseco Convertible Securities Fund on September 28, 1998, organization costs, related to such Fund, were not capitalized. These costs were incurred by Conseco Capital Management, Inc., (the "Adviser"), a wholly owned subsidiary of Conseco, which serves as investment adviser to the Funds pursuant to investment advisory agreements. The Conseco Convertible Securities Fund is not obligated to reimburse the Adviser for such costs.

Federal Income Taxes

     For federal income tax purposes, the Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable income and net capital gains to their shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Expenses

     Expenses directly attributable to a Fund are charged to operations. Expenses directly attributable to a Class of

                                                              CONSECO FUND GROUP
                                                            1999 Mid-Year Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999
(UNAUDITED)

shares are charged to that Class. The Fund pays the expenses of its Trustees who are not affiliated persons of the Adviser or Trust.

Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

3. AGREEMENTS WITH SUBSIDIARIES OF CONSECO

Investment Advisory Agreement

     The Adviser supervises the Trust's management and investment program, performs a variety of services in connection with the management and operation of the Funds and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser or the Trust. The following summarizes the total fees incurred for such services for the six months ended June 30, 1999:

             Fund                                 Amount
             -----                               ---------
Conseco Fixed Income........................     $140,400
Conseco High Yield..........................      280,412
Conseco Convertible Securities..............      128,973
Conseco Balanced............................      121,280
Conseco Equity..............................      306,490
Conseco 20..................................      182,229

     Under the investment advisory agreement, the Adviser receives an investment advisory fee equal to an annual rate of 0.45% of the average daily net assets of the Conseco Fixed Income Fund, 0.85% of the average daily net assets of the Conseco Convertible Securities Fund and 0.70% of the average daily net assets of the Conseco High Yield, Conseco Balanced, Conseco Equity, and Conseco 20 Funds. The Adviser also manages other registered investment companies and the invested assets of its parent company, Conseco, which owns or manages several life insurance subsidiaries, and provides investment and servicing functions to Conseco and affiliates. The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse the Funds, through April 30, 2000, to the extent that the ratio of expenses to net assets on an annual basis exceeds the following:

         Fund               Class A Class B Class C Class Y
         -----              ------- ------- ------- -------
Conseco Fixed Income.....      1.25%   1.60%   1.60%    .60%
Conseco High Yield.......      1.40%   1.90%   1.90%    .90%
Conseco Convertible
   Securities............      1.55%   2.05%   2.05%   1.05%
Conseco Balanced.........      1.50%   2.00%   2.00%   1.00%
Conseco Equity...........      1.50%   2.00%   2.00%   1.00%
Conseco 20...............      1.75%   2.25%   2.25%   1.25%

Administration Agreement

     Conseco Services, LLC (the "Administrator"), a wholly owned subsidiary of Conseco, supervises the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervises the maintenance of books and records of the Funds and provides other general and administrative services. For providing these services, the Administrator receives compensation at the annual rate of 0.20% of the average daily net assets of each Fund. The Administrator has contractually agreed to waive its fees and/or reimburse the Funds, through April 30, 2000, to the extent that the ratio of expenses to net assets on an annual basis exceeds the expense limitations as stated above for the investment advisory agreement. The following summarizes the total fees incurred for such services for the six months ended June 30, 1999:

             Fund                                 Amount
             -----                               ---------
Conseco Fixed Income........................      $62,397
Conseco High Yield..........................       80,110
Conseco Convertible Securities..............       30,347
Conseco Balanced............................       80,354
Conseco Equity..............................       87,569
Conseco 20..................................       52,066

Distribution Arrangements

     Conseco Equity Sales, Inc. (the "Distributor"), a wholly owned subsidiary of Conseco, serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement, initially approved by the Board of Trustees. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of each Fund will be continuously offered and are sold by selected brokers, dealers and other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of Prospectuses for sales purposes, as well as, any advertising or sales literature.

                                                              CONSECO FUND GROUP
                                                            1999 Mid-Year Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999
(UNAUDITED)

     The Trust has adopted distribution and service plans (the "Plans"), dated March 28, 1997 for Class A shares for the Conseco Fixed Income, Conseco Balanced and Conseco Equity Funds; and December 31, 1997 for Class B and Class C shares for the Conseco Fixed Income, Conseco Balanced and Conseco Equity Funds and Class A, Class B and Class C shares for the Conseco High Yield, Conseco Convertible Securities and Conseco 20 Funds in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges. Pursuant to the Plans, a Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of Class A, Class B and Class C shares of the Fund and for account maintenance provided to existing Class A, Class B and Class C shareholders. The Conseco Fixed Income Fund's Plan authorizes payments to the Distributor up to 0.65%, and the Conseco High Yield, Conseco Convertible Securities, Conseco Balanced, Conseco Equity, and Conseco 20 Fund's Plan up to 0.50%, annually of each Fund's average daily net assets attributable to its Class A shares. Class B and Class C share's Plan authorizes payments to the Distributor up to 1.00% annually for each Fund's average daily net assets attributable to their respective class. The Plans provide for periodic payments by the Distributor to brokers, dealers and financial intermediaries for providing shareholder services to accounts that hold Class A, Class B and Class C shares, and for promotional and other sales related costs. The Distributor has contractually agreed to waive its fees and/or reimburse the Funds, through April 30, 2000, to the extent that the ratio of expenses to net assets on an annual basis exceeds the expense limitations previously stated for the investment advisory agreement. The following summarizes the total fees incurred for such services for Class A, Class B, and Class C shares for the six months ended June 30, 1999:

             Fund                                 Amount
             -----                               ---------
Conseco Fixed Income........................     $140,210
Conseco High Yield..........................      253,149
Conseco Convertible Securities..............       77,228
Conseco Balanced............................       80,353
Conseco Equity..............................       78,226
Conseco 20..................................      166,558

4. INVESTMENT TRANSACTIONS

     Gross unrealized appreciation and depreciation of investments at June 30, 1999 are shown below:

                                                             Conseco              Conseco              Conseco
                                                          Fixed Income          High Yield           Convertible
                                                              Fund                 Fund            Securities Fund
                                                          ------------         ------------         -------------
Gross unrealized appreciation......................       $   244,931          $ 1,899,396          $6,923,643
Gross unrealized depreciation......................        (1,666,318)          (4,019,951)           (772,886)
--------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation).........       $(1,421,387)         $(2,120,555)         $6,150,757
--------------------------------------------------------------------------------------------------------------------

                                                             Conseco              Conseco              Conseco
                                                            Balanced              Equity                 20
                                                              Fund                 Fund                 Fund
                                                          ------------         ------------         -------------
Gross unrealized appreciation......................       $2,806,252           $11,946,199          $8,279,866
Gross unrealized depreciation......................         (768,774)             (747,097)           (384,024)
--------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation).........       $2,037,478           $11,199,102          $7,895,842
--------------------------------------------------------------------------------------------------------------------

                                                                                                CONSECO FUND GROUP
                                                                                              1999 Mid-Year Report
------------------------------------------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999
(UNAUDITED)

     The aggregate cost of purchases and the aggregate proceeds from sales of investments for the six months ended June 30, 1999 are shown below:

                                                             Conseco              Conseco              Conseco
                                                          Fixed Income          High Yield           Convertible
                                                              Fund                 Fund            Securities Fund
                                                          ------------         ------------        ---------------
Purchases:
  Investments, excluding U.S. government
   securities and short-term investments...........       $108,584,226         $202,704,154         $34,089,140
  U.S. government securities.......................         66,889,741                   --                  --
Sales:
  Investments, excluding U.S. government
   securities and short-term investments...........         83,287,379          149,390,049          28,608,030
  U.S. government securities.......................         64,857,932                   --                  --

                                                             Conseco              Conseco              Conseco
                                                            Balanced              Equity                 20
                                                              Fund                 Fund                 Fund
                                                          ------------         ------------         -------------
Purchases:
  Investments, excluding U.S. government
   securities and short-term investments...........       $ 48,194,393         $147,491,722         $90,640,953
  U.S. government securities.......................          8,004,248                   --                  --
Sales:
  Investments, excluding U.S. government
   securities and short-term investments...........         42,705,688          144,912,140          74,897,352
  U.S. government securities.......................          8,277,422                   --                  --


5. FEDERAL INCOME TAXES

     As of December 31, 1998, the following Funds have capital loss carryforwards available to offset capital gains in the future, if any:

                                      Amount        Expires
                                   ------------  ------------
Conseco High Yield..............    $  687,761      2006
Conseco Balanced................       647,689      2006
Conseco 20......................     1,197,867      2006

                                                                                                  CONSECO FUND GROUP
                                                                                                1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
JUNE 30, 1999

                                                Conseco               Conseco                    Conseco
                                           Fixed Income Fund      High Yield Fund      Convertible Securities Fund
                                  ----------------------------- --------------------- ------------------------------
                                                                                                        For the
                                                                                                      period from
                                    Six Months                  Six Months             Six Months     commencement
                                       Ended          Years        Ended       Year       Ended       of operations
                                     June 30,         Ended      June 30,      Ended     June 30,     (September 28,
                                       1999        December 31,     1999      December    1999       1998) through
Class A Shares                      (unaudited)  1998     1997  (unaudited)  31, 1998  (unaudited) December 31, 1998
                                     ---------   -------------  ----------   --------  ----------- -----------------
Net asset value per share,
  beginning of period..............    $10.21      $10.13   $10.00   $10.00      $10.00    $11.00        $10.00
Income from investment operations (a):
  Net investment income (loss).....      0.27        0.55     0.66     0.50        0.76      0.15          0.10
  Net realized gains (losses) and
   change in unrealized appreciation
   (depreciation) on investments...     (0.38)       0.20     0.18     0.01       (0.10)     1.67          1.00
--------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment
     operations....................     (0.11)       0.75     0.84     0.51        0.66      1.82          1.10
--------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment
   income..........................     (0.25)      (0.55)   (0.58)   (0.45)      (0.66)    (0.15)        (0.10)
  Distribution of net capital gains     (0.03)      (0.12)   (0.13)      --          --     (0.02)           --
--------------------------------------------------------------------------------------------------------------------
   Total distributions.............     (0.28)      (0.67)   (0.71)   (0.45)      (0.66)    (0.17)        (0.10)
--------------------------------------------------------------------------------------------------------------------
   Net asset value per share,
     end of period.................     $9.82      $10.21   $10.13   $10.06      $10.00    $12.65        $11.00
--------------------------------------------------------------------------------------------------------------------
Total return (b) (c)...............     (1.10%)(d)   7.57%    8.66%    5.13%(d)    6.56%    16.69%(d)     11.04%(d)
--------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands),
   end of period...................    $36,769     $30,684     $153  $53,237     $28,199   $36,174       $27,611
  Ratio of net expenses to average
   net assets (b) (e)..............      1.25%       1.25%    1.25%    1.40%       1.40%     1.55%         1.55%
  Ratio of total expenses to average
   net assets (e)..................      1.66%       1.94%   13.67%    1.75%       2.12%     2.02%         2.12%
  Ratio of net investment income
   (loss) to average net assets (b) (e)  5.34%       5.28%    5.51%    9.70%       7.76%     2.67%         3.80%

(a) Per share amounts presented are based on an average of monthly shares outstanding throughout the periods indicated.
(b) The Adviser, Administrator and Distributor have contractually agreed to waive their fees and/or reimburse Fund expenses, through April 30, 2000, to the extent that the ratio of expenses to average net assets exceeds on an annual basis 1.25% for the Conseco Fixed Income, 1.40% for the Conseco High Yield, 1.55% for the Conseco Convertible Securities, 1.50% for the Conseco Balanced and Conseco Equity, and 1.75% for the Conseco 20 Funds.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized.
(e) Annualized.

46

                                                                                                  CONSECO FUND GROUP
                                                                                                1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
JUNE 30, 1999

                                              Conseco                    Conseco                   Conseco
                                           Balanced Fund               Equity Fund                 20 Fund
                                   --------------------------- --------------------------- -------------------------
                                    Six Months                  Six Months                  Six Months
                                      Ended         Years         Ended         Years         Ended        Year
                                     June 30,       Ended        June 30,       Ended        June 30,      Ended
                                       1999      December 31,      1999      December 31,      1999     December 31,
Class A Shares                      (unaudited) 1998     1997   (unaudited)  1998     1997   (unaudited)   1998
                                    ---------- ---------------------------- ----------------------------------------
Net asset value per share,
  beginning of period..............    $11.69     $10.73  $10.00   $12.55     $11.07   $10.00   $12.80    $10.00
Income from investment operations (a):
  Net investment income (loss).....      0.12       0.30    0.28    (0.05)        --    (0.04)   (0.06)    (0.02)
  Net realized gains (losses) and
   change in unrealized appreciation
   (depreciation) on investments...      0.72       1.03    1.43     1.35       1.79     2.33     2.69      2.82
--------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment
     operations....................      0.84       1.33    1.71     1.30       1.79     2.29     2.63      2.80
--------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment
   income..........................     (0.11)     (0.24)  (0.27)      --      (0.01)      --       --        --
  Distribution of net capital gains        --      (0.13)  (0.71)   (0.02)     (0.30)   (1.22)      --        --
--------------------------------------------------------------------------------------------------------------------
   Total distributions.............     (0.11)     (0.37)  (0.98)   (0.02)     (0.31)   (1.22)      --        --
--------------------------------------------------------------------------------------------------------------------
   Net asset value per share,
     end of period.................    $12.42     $11.69  $10.73   $13.83     $12.55   $11.07   $15.43    $12.80
--------------------------------------------------------------------------------------------------------------------
Total return (b) (c)...............      7.26%(d)  12.45%  17.19%   10.39%(d)  16.11%   22.90%   20.55%(d) 28.00%
--------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands),
   end of period...................    $27,634    $26,064  $1,076  $29,819    $26,203   $4,877  $43,256   $33,845
  Ratio of net expenses to average
   net assets (b) (e)..............      1.50%      1.50%   1.50%    1.50%      1.50%    1.50%    1.75%     1.75%
  Ratio of total expenses to average
   net assets (e)..................      2.29%      2.26%  12.44%    1.96%      2.10%    4.85%    1.66%     2.15%
  Ratio of net investment income
   (loss) to average net assets (b) (e)  2.01%      2.66%   2.50%   (0.75%)        --   (0.35%)  (0.86%)   (0.22%)

(a) Per share amounts presented are based on an average of monthly shares outstanding throughout the periods indicated.
(b) The Adviser, Administrator and Distributor have contractually agreed to waive their fees and/or reimburse Fund expenses, through April 30, 2000, to the extent that the ratio of expenses to average net assets exceeds on an annual basis 1.25% for the Conseco Fixed Income, 1.40% for the Conseco High Yield, 1.55% for the Conseco Convertible Securities, 1.50% for the Conseco Balanced and Conseco Equity, and 1.75% for the Conseco 20 Funds.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized.
(e) Annualized.

                                                                                                  CONSECO FUND GROUP
                                                                                                1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
JUNE 30, 1999

                                              Conseco                   Conseco                    Conseco
                                         Fixed Income Fund          High Yield Fund      Convertible Securities Fund
                                   ---------------------------- ------------------------ ---------------------------
                                                   For the                    For the                     For the
                                                 period from                period from                 period from
                                                 commencement               commencement               commencement
                                     Six Months  of operations  Six Months  of operations  Six Months  of operations
                                       Ended      (March 20,      Ended     (February 19,    Ended    (September 28,
                                     June 30,    1998) through   June 30,   1998) through   June 30,  1998) through
Class B Shares                         1999       December 31,    1999       December 31,    1999       December 31,
                                    (unaudited)      1998      (unaudited)      1998      (unaudited)      1998
                                    --------------------------------------------------------------------------------
Net asset value per share,
  beginning of period..............     $10.19     $10.24        $ 9.97      $10.44          $11.00      $10.00
Income from investment operations (a):
  Net investment income (loss).....       0.25       0.36          0.47        0.60            0.11        0.08
  Net realized gains (losses) and
   change in unrealized appreciation
   (depreciation) on investments...      (0.36)      0.14          0.02       (0.48)           1.69        1.00
--------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment
     operations....................      (0.11)      0.50          0.49        0.12            1.80        1.08
--------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment
   income..........................      (0.24)     (0.45)        (0.43)      (0.59)          (0.15)      (0.08)
  Distribution of net capital gains      (0.03)     (0.10)           --          --           (0.02)         --
--------------------------------------------------------------------------------------------------------------------
   Total distributions.............      (0.27)     (0.55)        (0.43)      (0.59)          (0.17)      (0.08)
--------------------------------------------------------------------------------------------------------------------
   Net asset value per share,
     end of period.................      $9.81     $10.19        $10.03       $9.97          $12.63      $11.00
--------------------------------------------------------------------------------------------------------------------
Total return (b) (c) (d)...........      (1.16%)     4.97%         4.91%       1.12%          16.47%      10.89%
--------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands),
   end of period...................      $4,302     $2,619       $32,322     $11,271          $1,588          $1
  Ratio of net expenses to average
   net assets (b) (e)..............       1.60%      1.60%         1.90%       1.90%           2.05%       2.05%
  Ratio of total expenses to average
   net assets (e)..................       2.14%      2.77%         2.25%       2.75%           2.84%     154.76%
  Ratio of net investment income
   (loss) to average net assets (b) (e)   5.00%      4.83%         9.24%       7.27%           2.06%       3.02%

(a) Per share amounts presented are based on an average of monthly shares outstanding throughout the periods indicated.
(b) The Adviser, Administrator and Distributor have contractually agreed to waive their fees and/or reimburse Fund expenses, through April 30, 2000, to the extent that the ratio of expenses to average net assets exceeds on an annual basis 1.25% for the Conseco Fixed Income, 1.40% for the Conseco High Yield, 1.55% for the Conseco Convertible Securities, 1.50% for the Conseco Balanced and Conseco Equity, and 1.75% for the Conseco 20 Funds.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized.
(e) Annualized.

                                                                                                  CONSECO FUND GROUP
                                                                                                1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
JUNE 30, 1999

                                             Conseco                     Conseco                   Conseco
                                          Balanced Fund                Equity Fund                 20 Fund
                                   ---------------------------- -------------------------- -------------------------
                                                   For the                    For the                     For the
                                                 period from                period from                 period from
                                                 commencement               commencement               commencement
                                     Six Months  of operations  Six Months  of operations  Six Months  of operations
                                       Ended     (February 10,    Ended     (January 28,     Ended     (February 18,
                                     June 30,    1998) through   June 30,   1998) through   June 30,  1998) through
Class B Shares                         1999       December 31,    1999       December 31,    1999       December 31,
                                    (unaudited)      1998      (unaudited)      1998      (unaudited)      1998
                                    --------------------------------------------------------------------------------
Net asset value per share,
  beginning of period..............     $11.61     $11.20        $12.47      $11.09          $12.71      $11.21
Income from investment operations (a):
  Net investment income (loss).....       0.09       0.19         (0.08)      (0.06)          (0.09)      (0.07)
  Net realized gains (losses) and
   change in unrealized appreciation
   (depreciation) on investments...       0.71       0.57          1.34        1.75            2.68        1.57
--------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment
     operations....................       0.80       0.76          1.26        1.69            2.59        1.50
--------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment
   income..........................      (0.09)     (0.22)           --       (0.01)             --          --
  Distribution of net capital gains         --      (0.13)        (0.02)      (0.30)             --          --
--------------------------------------------------------------------------------------------------------------------
   Total distributions.............      (0.09)     (0.35)        (0.02)      (0.31)             --          --
--------------------------------------------------------------------------------------------------------------------
   Net asset value per share,
     end of period.................     $12.32     $11.61        $13.71      $12.47          $15.30      $12.71
--------------------------------------------------------------------------------------------------------------------
Total return (b) (c) (d)...........       7.00%      6.83%        10.14%      15.20%          20.38%      13.38%
--------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands),
   end of period...................      $1,875     $1,301        $2,313      $1,634         $18,786      $7,270
  Ratio of net expenses to average
   net assets (b) (e)..............       2.00%      2.00%         2.00%       2.00%           2.25%       2.25%
  Ratio of total expenses to average
   net assets (e)..................       2.79%      3.93%         2.71%       4.85%           2.16%       2.73%
  Ratio of net investment income
   (loss) to average net assets (b) (e)   1.48%      2.09%        (1.26%)     (0.60%)         (1.38%)     (0.78%)

(a) Per share amounts presented are based on an average of monthly shares outstanding throughout the periods indicated.
(b) The Adviser, Administrator and Distributor have contractually agreed to waive their fees and/or reimburse Fund expenses, through April 30, 2000, to the extent that the ratio of expenses to average net assets exceeds on an annual basis 1.60% for the Conseco Fixed Income, 1.90% for the Conseco High Yield, 2.05% for the Conseco Convertible Securities, 2.00% for the Conseco Balanced and Conseco Equity and 2.25% for the Conseco 20 Funds.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized.
(e) Annualized.

                                                                                                  CONSECO FUND GROUP
                                                                                                1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
JUNE 30, 1999

                                              Conseco                   Conseco                    Conseco
                                         Fixed Income Fund          High Yield Fund      Convertible Securities Fund
                                   ---------------------------- ------------------------ ---------------------------
                                                   For the                    For the                     For the
                                                 period from                period from                 period from
                                                 commencement               commencement               commencement
                                     Six Months  of operations  Six Months  of operations  Six Months  of operations
                                       Ended      (March 5,      Ended     (February 19,    Ended    (September 28,
                                     June 30,    1998) through   June 30,   1998) through   June 30,  1998) through
Class C Shares                         1999       December 31,    1999       December 31,    1999       December 31,
                                    (unaudited)      1998      (unaudited)      1998      (unaudited)      1998
                                    --------------------------------------------------------------------------------
Net asset value per share,
  beginning of period..............     $10.23     $10.13        $ 9.95      $10.44          $11.00      $10.00
Income from investment operations (a):
  Net investment income (loss).....       0.25       0.38          0.47        0.59            0.11        0.08
  Net realized gains (losses) and
   change in unrealized appreciation
   (depreciation) on investments...      (0.37)      0.26          0.02       (0.50)           1.70        1.00
--------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment
     operations....................      (0.12)      0.64          0.49        0.09            1.81        1.08
--------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment
   income..........................      (0.24)     (0.44)        (0.43)      (0.58)          (0.14)      (0.08)
  Distribution of net capital gains      (0.03)     (0.10)           --          --           (0.02)         --
--------------------------------------------------------------------------------------------------------------------
   Total distributions.............      (0.27)     (0.54)        (0.43)      (0.58)          (0.16)      (0.08)
--------------------------------------------------------------------------------------------------------------------
   Net asset value per share,
     end of period.................      $9.84     $10.23        $10.01      $ 9.95          $12.65      $11.00
--------------------------------------------------------------------------------------------------------------------
Total return (b) (c) (d)...........      (1.22%)     6.44%         4.92%       0.88%          16.53%      10.89%
--------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands),
   end of period..................       $2,534       $539       $11,390      $3,685            $497          $1
  Ratio of net expenses to average
   net assets (b) (e).............        1.60%      1.60%         1.90%       1.90%           2.05%       2.05%
  Ratio of total expenses to average
   net assets (e).................        2.33%      5.91%         2.26%       3.03%           3.62%     154.76%
  Ratio of net investment income
   (loss) to average net assets (b) (e)   5.04%      4.98%         9.23%       7.22%           2.02%       3.02%

(a) Per share amounts presented are based on an average of monthly shares outstanding throughout the periods indicated.
(b) The Adviser, Administrator and Distributor have contractually agreed to waive their fees and/or reimburse Fund expenses, through April 30, 2000, to the extent that the ratio of expenses to average net assets exceeds on an annual basis 1.25% for the Conseco Fixed Income, 1.40% for the Conseco High Yield, 1.55% for the Conseco Convertible Securities, 1.50% for the Conseco Balanced and Conseco Equity, and 1.75% for the Conseco 20 Funds.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized.
(e) Annualized.

                                                                                                   CONSECO FUND GROUP
                                                                                                 1999 Mid-Year Report
---------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
JUNE 30, 1999

                                              Conseco                   Conseco                    Conseco
                                           Balanced Fund              Equity Fund                  20 Fund
                                   ---------------------------  --------------------------  -------------------------
                                                   For the                    For the                       For the
                                                 period from                period from                   period from
                                                 commencement               commencement                 commencement
                                     Six Months  of operations  Six Months  of operations   Six Months  of operations
                                       Ended     (February 13,    Ended     (February 19,      Ended      (March 10,
                                     June 30,    1998) through   June 30,   1998) through    June 30,   1998) through
Class C Shares                         1999       December 31,    1999       December 31,      1999      December 31,
                                    (unaudited)      1998      (unaudited)      1998        (unaudited)     1998
                                    ---------------------------------------------------------------------------------
Net asset value per share,
  beginning of period..............    $11.66      $11.31        $12.54        $11.98          $12.75      $11.82
Income from investment operations (a):
  Net investment income (loss).....      0.09        0.20         (0.08)        (0.06)          (0.09)      (0.07)
  Net realized gains (losses) and
   change in unrealized
   appreciation (depreciation)
   on investments..................      0.72        0.48          1.34          0.93            2.68        1.00
---------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment
     operations....................      0.81        0.68          1.26          0.87            2.59        0.93
---------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment
   income..........................     (0.09)      (0.20)           --         (0.01)             --          --
  Distribution of net capital gains        --       (0.13)        (0.02)        (0.30)             --          --
---------------------------------------------------------------------------------------------------------------------
   Total distributions.............     (0.09)      (0.33)        (0.02)        (0.31)             --          --
---------------------------------------------------------------------------------------------------------------------
   Net asset value per share,
     end of period.................    $12.38      $11.66        $13.78        $12.54          $15.34      $12.75
---------------------------------------------------------------------------------------------------------------------
Total return (b) (c) (d)...........      6.97%       6.10%        10.35%         7.21%          20.31%       7.87%
---------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands),
   end of period...................     $1,581      $1,197          $830          $616          $7,897      $2,982
  Ratio of net expenses to average
   net assets (b) (e)..............      2.00%       2.00%         2.00%         2.00%           2.25%       2.25%
  Ratio of total expenses to average
   net assets (e)..................      2.80%       3.40%         3.18%         8.51%           2.19%       2.72%
  Ratio of net investment income
   (loss) to average net assets (b) (e)  1.47%       2.08%        (1.26%)       (0.68%)         (1.40%)     (0.81%)

(a) Per share amounts presented are based on an average of monthly shares outstanding throughout the periods indicated.
(b) The Adviser, Administrator and Distributor have contractually agreed to waive their fees and/or reimburse Fund expenses, through April 30, 2000, to the extent that the ratio of expenses to average net assets exceeds on an annual basis 1.25% for the Conseco Fixed Income, 1.40% for the Conseco High Yield, 1.55% for the Conseco Convertible Securities, 1.50% for the Conseco Balanced and Conseco Equity, and 1.75% for the Conseco 20 Funds.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized.
(e) Annualized.

                                                                              51

                                                                                                        CONSECO FUND GROUP
                                                                                                      1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
JUNE 30, 1999

                                             Conseco                       Conseco                     Conseco
                                        Fixed Income Fund              High Yield Fund         Convertible Securities Fund
                                   -----------------------------   -------------------------  ----------------------------
                                                                                  For the                     For the
                                                                                period from                 period from
                                                                               commencement                 commencement
                                     Six Months                    Six Months  of operations   Six Months  of operations
                                      Ended             Years         Ended    (March 2, 1998)    Ended     (September 28,
                                     June 30,           Ended        June 30,     through        June 30,   1998) through
                                       1999          December 31,      1999     December 31,      1999       December 31,
Class Y Shares                      (unaudited)     1998     1997   (unaudited)    1998        (unaudited)       1998
                                   --------------------------------------------------------------------------------------
Net asset value per share,
  beginning of period..............    $10.25      $10.15   $10.00    $10.02       $10.49         $11.00       $10.00
Income from investment operations (a):
  Net investment income (loss).....      0.31        0.65     0.68      0.55         0.62           0.18         0.11
  Net realized gains (losses) and
   change in unrealized appreciation
   (depreciation) on investments...     (0.38)       0.17     0.21        --        (0.48)          1.68         1.00
-------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment
     operations....................     (0.07)       0.82     0.89      0.55         0.14           1.86         1.11
-------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment
   income..........................     (0.29)      (0.60)   (0.61)    (0.48)       (0.61)         (0.18)       (0.11)
  Distribution of net capital gains     (0.03)      (0.12)   (0.13)       --           --          (0.02)          --
-------------------------------------------------------------------------------------------------------------------------
   Total distributions.............     (0.32)      (0.72)   (0.74)    (0.48)       (0.61)         (0.20)       (0.11)
-------------------------------------------------------------------------------------------------------------------------
   Net asset value per share,
     end of period.................     $9.86      $10.25   $10.15    $10.09       $10.02         $12.66       $11.00
-------------------------------------------------------------------------------------------------------------------------
Total return (b)...................     (0.78%)(c)   8.32%    9.18%     5.45%(c)     1.36%(c)      17.06%(c)    11.17%(c)
-------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands),
   end of period...................    $27,958     $14,403  $21,876   $12,843       $1,237           $278           $1
  Ratio of net expenses to average
   net assets (b) (d)..............      0.60%        0.60%   0.60%     0.90%        0.90%          1.05%        1.05%
  Ratio of total expenses to average
   net assets (d)..................      1.01%        1.46%   1.44%     1.24%        3.24%          3.08%      149.31%
  Ratio of net investment income
   to average net assets (b) (d)...      5.99%        6.26%   6.28%    10.27%        7.66%          3.06%        3.87%

(a) Per share amounts presented are based on an average of monthly shares outstanding throughout the periods indicated.
(b) The Adviser and Administrator have contractually agreed to waive their fees and/or reimburse Fund expenses, through April 30, 2000, to the extent that the ratio of expenses to average net assets exceeds on an annual basis 0.60% for the Conseco Fixed Income, 0.90% for the Conseco High Yield, 1.05% for the Conseco Convertible Securities, 1.00% for the Conseco Balanced and Conseco Equity and 1.25% for the Conseco 20 Funds.
(c) Not annualized.
(d) Annualized.

                                                                                                         CONSECO FUND GROUP
                                                                                                       1999 Mid-Year Report
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
JUNE 30, 1999

                                                 Conseco                      Conseco                     Conseco
                                              Balanced Fund                 Equity Fund                   20 Fund
                                     ----------------------------    -----------------------  -----------------------------
                                                                                                               For the
                                                                                                             Period from
                                     Six Months                    Six Months                   Six Months   commencement
                                        Ended          Years         Ended            Years        Ended     of operations
                                      June 30,         Ended        June 30,          Ended       June 30,   (September 28,
                                        1999        December 31,      1999         December 31,    1999      1999) through
Class Y Shares                       (unaudited)   1998     1997   (unaudited)     1998    1997 (unaudited) December 31, 1998
                                    ----------------------------------------------------------------------------------------
Net asset value per share,
  beginning of period..............    $11.75     $10.78    $10.00    $12.67       $11.13  $10.00  $12.68       $12.33
Income from investment operations (a):
  Net investment income (loss).....      0.15       0.32      0.19     (0.02)        0.05      --   (0.03)        0.04
  Net realized gains (losses) and
   change in unrealized appreciation
   (depreciation) on investments...      0.72       1.06      1.58      1.36         1.83    2.35    2.68         0.31
----------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment
     operations....................      0.87       1.38      1.77      1.34         1.88    2.35    2.65         0.35
----------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment
   income..........................     (0.14)     (0.28)    (0.28)       --        (0.04)     --      --           --
  Distribution of net capital gains        --      (0.13)    (0.71)    (0.02)       (0.30)  (1.22)     --           --
----------------------------------------------------------------------------------------------------------------------------
   Total distributions.............     (0.14)     (0.41)    (0.99)    (0.02)       (0.34)  (1.22)     --           --
----------------------------------------------------------------------------------------------------------------------------
   Net asset value per share,
     end of period.................    $12.48     $11.75    $10.78    $13.99       $12.67  $11.13  $15.33       $12.68
----------------------------------------------------------------------------------------------------------------------------
Total return (b)...................      7.48%(c)  12.90%    17.87%    10.70%(c)    16.82%  23.50%  20.99%(c)     2.84%(c)
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands),
   end of period...................     $6,746     $4,138   $12,037   $64,573      $60,816 $60,334  $2,667         $172
  Ratio of net expenses to average
   net assets (b) (d)..............      1.00%      1.00%     1.00%     1.00%        1.00%   1.00%   1.25%        1.25%
  Ratio of total expenses to average
   net assets (d)..................      1.86%      2.19%     2.14%     1.45%        1.42%   1.24%   1.30%        3.77%
  Ratio of net investment income
   to average net assets (b) (d)...      2.49%      2.67%     2.76%    (0.25%)       0.40%   0.03%  (0.44%)       0.62%


(a) Per share amounts presented are based on an average of monthly shares outstanding throughout the periods indicated.
(b) The Adviser and Administrator have contractually agreed to waive their fees and/or reimburse Fund expenses, through April 30, 2000, to the extent that the ratio of expenses to average net assets exceeds on an annual basis 0.60% for the Conseco Fixed Income, 0.90% for the Conseco High Yield, 1.05% for the Conseco Convertible Securities, 1.00% for the Conseco Balanced and Conseco Equity and 1.25% for the Conseco 20 Funds.
(c) Not annualized.
(d) Annualized.

                                                                              53

                                                                                                  CONSECO FUND GROUP
                                                                                                1999 Mid-Year Report
--------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
JUNE 30, 1999

                                                 Conseco                  Conseco                  Conseco
                                            Fixed Income Fund         High Yield Fund    Convertible Securities Fund
                                    ----------------------------- --------------------------------------------------
                                    Six Months                     Six Months               Six Months
                                       Ended          Years           Ended        Year        Ended       Period
                                     June 30,         Ended         June 30,       Ended     June 30,       Ended
                                       1999       December 31,        1999       December      1999     December 31,
Supplemental data for all classes   (unaudited)  1998      1997   (unaudited)    31, 1998   (unaudited)   1998 (a)
                                    ---------------------------   -----------  ------------ ----------- ------------
Net assets (dollars in thousands),
  end of period....................   $71,563    $48,245   $22,029   $109,792      $44,392      $38,537      $27,614
Portfolio turnover rate (b)........   267.20%    420.83%   367.82%    203.92%      432.08%      102.58%       12.95%


                                              Conseco                     Conseco                   Conseco
                                           Balanced Fund                Equity Fund                 20 Fund
                                   ---------------------------- --------------------------  ------------------------
                                    Six Months                  Six Months                  Six Months
                                       Ended        Years          Ended       Years           Ended       Year
                                     June 30,       Ended        June 30,      Ended         June 30,      Ended
                                       1999      December 31,      1999     December 31,       1999     December 31,
                                    (unaudited) 1998     1997   (unaudited) 1998     1997   (unaudited)    1998
                                    --------------------------- --------------------------   --------- -------------
Net assets (dollars in thousands),
   end of period...................  $37,836   $32,700  $13,113    $97,535  $89,270   $65,211   $72,606     $44,269
Portfolio turnover rate (b)........  153.25%   341.20%  506.64%    168.25%  350.13%   199.12%   149.59%     411.71%

-----------------
(a) For the period from commencement of operations (September 28, 1998) through December 31, 1998.
(b) Not annualized.

                                                              CONSECO FUND GROUP
                                                            1999 Mid-Year Report
--------------------------------------------------------------------------------
YEAR 2000 READINESS

Conseco, Inc. and Conseco Capital Management, Inc. (CCM) are keenly aware of the potential effects of the "Year 2000 (Y2K) Computer Problem" and its potential impact on operations, as well as the industry in general. Our chief concerns for Y2K are the interdependencies of the industry and third-party applications.

         CCM has compiled a listing of assurances from our vendors and we are relying on them to be Y2K compliant. Please note: It is virtually impossible for CCM to guarantee Y2K compliance by all vendors as the industry is working on a best "effort" approach.

         In light of this, CCM has instituted the following action plan to assure the "Year 2000 (Y2K) Computer Problem" does not impact our operations:

         * Compiled a detailed inventory of all mission-critical computer applications starting in late 1997.

         * Identified internal information systems, third-party vendors and custodial relationships that had issues with the Y2K problem.

         * Obtained assurances and new systems computer code to remediate Y2K problems from third-party vendors.

         * Remediated any internal information systems that had Y2K issues.

         * Performed full information systems testing during February and March 1999 of all remediated computer code to include preparation for full point-to-point testing during the SIA/DTC Streetwide Testing in March and April 1999, and communications tests with custodial banks and third-party providers.

         * Compiled contingency plans to handle trading and investing in the event that an unforeseen problem arises in which case CCM's current contingency plans for any catastrophic event will go into immediate effect. These contingency plans are manual-based and will be sufficient to support CCM's core business functions to include delivery and settlement of all transactions.

         This information is provided under the Year 2000 Information and Readiness Disclosure Act. CCM's Form ADV-Y2K has been filed with the Securities and Exchange Commission and is available upon request.

                                                              CONSECO FUND GROUP
                                                            1999 Mid-Year Report
--------------------------------------------------------------------------------
PORTFOLIO MANAGERS

Gregory J. Hahn, CFA
Senior Vice President
Conseco Capital Management, Inc.
Portfolio Manager, Conseco Fixed Income Fund
Co-Portfolio Manager, Conseco Balanced Fund

   Hahn manages the Conseco Fixed Income Fund, co-manages the Conseco Balanced Fund and oversees $2 billion in fixed income for institutional accounts. Prior to joining Conseco Capital Management, Inc. (CCM) in 1989, he was a portfolio manager for Unified Management, where he was responsible for money market, municipal and corporate bond mutual funds. Hahn earned a bachelor's degree in business administration from the University of Wisconsin, Madison, and a master of business administration degree from Indiana University, Bloomington.

Peter C. Andersen, CFA
Vice President
Conseco Capital Management, Inc.
Portfolio Manager, Conseco High Yield Fund

   Andersen has managed the Conseco High Yield Fund since joining the firm in 1997 along with $3.6 billion of institutional funds in the high-yield market. Andersen earned a bachelor's degree in physics from Northeastern University, Boston, a master's degree in physics from Yale and a master's degree in administration from Harvard.

Andrew S. Chow, CFA
Vice President
Conseco Capital Management, Inc.
Portfolio Manager, Conseco Convertible Securities Fund

   Chow manages the Conseco Convertible Securities Fund and more than $3 billion in institutional assets. Prior to joining CCM in 1991, Chow was manager of quantitative analysis at Washington Square Capital, where he was responsible for mortgage-backed securities, non-dollar bonds and derivatives. He earned a bachelor's degree in economics from the University of California, Berkeley, and a master of business administration degree from Carnegie Mellon University, Pittsburgh.

Thomas J. Pence, CFA
Senior Vice President
Conseco Capital Management, Inc.
Portfolio Manager, Conseco Equity Fund
Co-Portfolio Manager, Conseco Balanced Fund

   Pence manages the Conseco Equity Fund, co-manages the Conseco Balanced Fund and oversees more than $600 million in institutional equity. Prior to joining CCM in 1991, Pence worked for the Forum Group, where he specialized in project finance. He earned a bachelor of science degree in business from Indiana University, Bloomington, and a master of business administration degree from the University of Notre Dame, South Bend, Ind.

Erik J. Voss, CFA
2nd Vice President
Conseco Capital Management, Inc.
Portfolio Manager, Conseco 20 Fund

   Voss manages the Conseco 20 Fund, more than $500 million in institutional assets, and is responsible for assisting in the research and portfolio management of the company's institutional equity portfolios. Prior to joining CCM in 1997, Voss was an equity analyst for Gardner Lewis Asset Management for three years. He earned a bachelor's degree in mathematics and a master's degree in finance from the University of Wisconsin, Madison.

                                                              CONSECO FUND GROUP
                                                            1999 Mid-Year Report
--------------------------------------------------------------------------------
BOARD OF TRUSTEES

William P. Daves, Jr.                           Maxwell E. Bublitz, CFA
Chairman of the Board                           President, Conseco Fund Group
Insurance and healthcare industries consultant  President and CEO,
Chairman and CEO, FFG Insurance Co.               Conseco Capital Management,
                                                  Inc.
                                                Senior VP of Investments,
                                                  Conseco, Inc.

Gregory J. Hahn, CFA                            Harold W. Hartley, CFA
Senior VP, Portfolio Analytics                  Director, Ennis Business Forms,
Conseco Capital Management, Inc.                  Inc.
                                                Former Executive VP, Tenneco
                                                  Financial Services, Inc.

Dr. R. Jan LeCroy                               Dr. Jess H. Parrish
Director, Southwest Securities Group, Inc.      Higher education consultant
Former President, Dallas Citizens Council       Former President, Midland
                                                  College

David N. Walthall
Principal, Walthall Asset Management

INVESTMENT ADVISER                              DISTRIBUTOR

     Conseco Capital Management, Inc.           Conseco Equity Sales, Inc.
     Carmel, IN                                 Carmel, IN

TRANSFER AGENT                                  CUSTODIAN

     Firstar Mutual Fund Services, LLC          The Bank of New York
     Milwaukee, WI                              New York, NY

INDEPENDENT PUBLIC ACCOUNTANT                   LEGAL COUNSEL

     PricewaterhouseCoopers LLP                 Kirkpatrick & Lockhart LLP
     Indianapolis, IN                           Washington, DC

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